                                         Filed pursuant to Rule 497(e)
                                         Registration Nos. 33-11025 and 811-5259
                                         Registration Nos. 2-91362 and 811-4040
                                         Registration Nos. 33-39659 and 811-6292
                                         Registration Nos. 33-50716 and 811-7104

                         ------------------------------

                      PAINEWEBBER ASIA PACIFIC GROWTH FUND
                    PAINEWEBBER EMERGING MARKETS EQUITY FUND
                         PAINEWEBBER GLOBAL EQUITY FUND
                         PAINEWEBBER GLOBAL INCOME FUND

             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
                          PROSPECTUS -- MARCH 1, 1998


   PaineWebber Global Funds are designed for investors generally seeking long-term growth by investing mainly in foreign stocks or high current income by investing mainly in global debt instruments. PaineWebber Asia Pacific Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of companies in the Asia Pacific region, excluding Japan. PaineWebber Emerging Markets Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of companies in newly industrializing countries. PaineWebber Global Equity Fund seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities. PaineWebber Global Income Fund seeks high current income and, secondarily, capital appreciation by investing primarily in high-quality bonds of foreign and U.S. issuers.

   This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please read this Prospectus carefully and retain a copy for future reference.

   A Statement of Additional Information, dated March 1, 1998, has been filed with the Securities and Exchange Commission ('Commission') and is legally part of this Prospectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting an individual Fund, your investment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568. In addition, the Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.


   THE PAINEWEBBER FAMILY OF MUTUAL FUNDS

        The PaineWebber Family of Mutual Funds consists of six broad categories, which are presented here. Generally, investors seeking to maximize return must assume greater risk. The Funds offered by this Prospectus are all in the GLOBAL category.


/ / MONEY MARKET FUND for income and stability by          / / ASSET ALLOCATION FUNDS for high total return by in-
    investing in high-quality, short-term investments.         vesting in stocks and bonds.

/ / BOND FUNDS for income by investing mainly in bonds.    / / STOCK FUNDS for long-term growth by investing mainly
                                                               in stocks.

/ / TAX-FREE BOND FUNDS for income exempt from federal     / / GLOBAL FUNDS for long-term growth by investing mainly
    income tax and, in some cases, state and local income      in foreign stocks or high current income by investing
    taxes, by investing in municipal bonds.                    mainly in global debt instruments.


   A complete listing of the PaineWebber Family of Mutual Funds is found on the back cover of this Prospectus.

   INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE FUNDS AND THEIR DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
       ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                             ---------------------

                               Prospectus Page 1

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                           PAGE
                                           ----

The Funds at a Glance...................     3

Expense Table...........................     6


Financial Highlights....................     9

Investment Objectives & Policies........    21

Investment Philosophy & Process.........    23

Performance.............................    25

The Funds' Investments..................    29

Flexible Pricing(Service Mark)..........    36

How to Buy Shares.......................    39

How to Sell Shares......................    41

Other Services..........................    41

Management..............................    42

Determining the Shares' Net Asset
  Value.................................    45

Dividends & Taxes.......................    45

General Information.....................    47

                              --------------------

                               Prospectus Page 2

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                             THE FUNDS AT A GLANCE

--------------------------------------------------------------------------------

The Funds offered by this Prospectus are not intended to provide a complete or balanced investment program, but one or more of them may be appropriate as a component of an investor's overall portfolio. Some common reasons to invest in the Funds are to finance college educations, plan for retirement or diversify a portfolio. When selling shares, investors should be aware that they may get more or less for their shares than they originally paid for them. As with any mutual fund, there is no assurance that the Funds will achieve their goals.

ASIA PACIFIC GROWTH FUND



GOAL: To increase the value of your investment by investing primarily in equity securities of Asia Pacific Region companies (as described under 'Investment Objectives and Policies').


INVESTMENT OBJECTIVE: Long-term capital apprecia-tion.


SIZE: On January 31, 1998, the Fund had approximately $42.7 million in net assets.



WHO SHOULD INVEST: Asia Pacific Growth Fund is for investors who want long-term capital appreciation and who can withstand short-term market fluctuations. The Fund seeks to achieve this by investing primarily in equity securities of Asia Pacific Region companies. While recent currency devaluations have diminished prospects for short-term growth in corporate earnings in many Asia Pacific Region countries, conditions in the Asia Pacific Region may provide for high levels of economic activity in the long term, offering the potential for long-term capital appreciation from investment in equity securities of Asia Pacific Region companies. Because the value of these securities tends to be more volatile than that of U.S. stocks, investors must be willing to tolerate greater fluctuations in the value of the Fund's investments. These fluctuations may be caused by events affecting the companies' businesses, as well as market conditions, currency fluctuations, interest rate changes, liquidity concerns, and adverse changes in economic, political and social conditions. The Fund may be appropriate as a longer-term component of an investor's overall portfolio, but it is not intended to provide current income.


EMERGING MARKETS EQUITY FUND

GOAL: To increase the value of your investment by investing primarily in equity securities of companies in newly industrializing countries.

INVESTMENT OBJECTIVE: Long-term capital apprecia-tion.


SIZE: On January 31, 1998, the Fund had approximately $15.6 million in net assets.



WHO SHOULD INVEST: Emerging Markets Equity Fund is for investors who want long-term capital appreciation. The Fund seeks to achieve this by investing primarily in equity securities of companies in emerging market countries. Over time, foreign stocks have shown substantial growth potential. However, because their value tends to fluctuate more than that of U.S. stocks, investors must be willing to tolerate volatility in the value of the Fund's investments. These risks are greater with respect to securities of issuers located in emerging markets. Accordingly, Emerging Markets Equity Fund is designed for investors who are able to bear the risk that comes with investment in equity securities of emerging market issuers. The Fund may be appropriate as a longer-term component of an investor's overall portfolio, but it is not intended to provide current income.


GLOBAL EQUITY FUND

GOAL: To increase the value of your investment by investing primarily in equity securities of U.S. and foreign companies.

INVESTMENT OBJECTIVE: Long-term growth of capital.


SIZE: On January 31, 1998, the Fund had approximately $466.3 million in net assets.



WHO SHOULD INVEST: Global Equity Fund is for investors who want long-term growth of capital. The Fund seeks to achieve this by investing primarily in equity securities of U.S. and foreign companies. Over time, foreign stocks have shown substantial growth potential. However, because their value tends to fluctuate more than that of U.S. stocks, investors must be willing to tolerate volatility in the value of the Fund's investments. Accordingly, Global Equity Fund is designed for investors who are able to bear the risk that comes with investments in foreign equity securities. The Fund may be appropriate as a longer-term component of an investor's overall portfolio, but it is not intended to provide current income.


                              --------------------

                               Prospectus Page 3

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                             THE FUNDS AT A GLANCE
                                  (Continued)
--------------------------------------------------------------------------------

GLOBAL INCOME FUND

GOAL: To provide high current income and, secondarily, capital appreciation by investing primarily in high-quality bonds of foreign and U.S. issuers.

INVESTMENT OBJECTIVE: The primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective.


SIZE: On January 31, 1998, the Fund had approximately $578.6 million in net assets.


WHO SHOULD INVEST: Global Income Fund is for investors who want high current income consistent with prudent investment risk and, secondarily, capital appreciation. The Fund seeks to achieve this by investing primarily in high-quality bonds of foreign and U.S. issuers. The Fund also may invest in bonds rated below investment grade, including bonds of issuers in emerging market countries. Global Income Fund is designed for investors who are able to bear the special risks that come with investments in foreign securities.

MANAGEMENT

Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), an asset management subsidiary of PaineWebber Incorporated ('PaineWebber'), is the investment adviser and administrator of Asia Pacific Growth Fund, Emerging Markets Equity Fund, Global Equity Fund and Global Income Fund (each a 'Fund' and, collectively, the 'Funds'). Mitchell Hutchins has appointed Schroder Capital Management International Inc. ('Schroder Capital') as the investment sub-adviser for Asia Pacific Growth Fund and Emerging Markets Equity Fund, and GE Investment Management Incorporated ('GE Investment Management') as the investment sub-adviser for Global Equity Fund.

MINIMUM INVESTMENT

To open an account, investors need $1,000; to add to an account, investors need only $100.

RISKS


EACH FUND invests in foreign securities, including emerging market securities. Investors in any of the Funds should be able to assume the special risks of investing in these securities. These include possible adverse political, social and economic developments abroad and differing characteristics of foreign economies and markets. These risks are greater with respect to securities of issuers located in emerging markets. Most of the Funds' foreign securities are denominated in foreign currencies, and the value of these investments can be adversely affected by fluctuations in foreign currency values. Foreign currency values and securities prices in the Asia Pacific Region recently have been highly volatile, and recent currency devaluations in some Asia Pacific Region countries have resulted in high interest rate levels and sharp reductions in economic activity. Each Fund may use derivatives, such as options, futures and forward currency contracts and, in the case of Asia Pacific Growth Fund and Global Income Fund, swap agreements, all of which may involve additional risks. Each Fund's share price will rise and fall, and investors may lose money by investing in a Fund. Investment in any of the Funds is not guaranteed.



ASIA PACIFIC GROWTH FUND, EMERGING MARKETS EQUITY FUND AND GLOBAL EQUITY FUND all invest primarily in equity securities. Historically, equity securities have shown greater growth potential than other types of securities, but they also have shown greater volatility.


GLOBAL INCOME FUND invests primarily in bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that interest rates will rise and bond prices will fall, lowering the value of the Fund's investments and share price. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and principal. Certain investment grade bonds in which the Fund may invest have speculative characteristics. Bonds rated below investment grade, in which the Fund may invest up to 20% of its total assets, are subject to greater risks of default or price fluctuation than investment grade bonds and are considered predominantly speculative. The Fund may invest in mortgage-backed securities, which involve special risks. The Fund is a non-diversified fund, as defined in the Investment Company Act of 1940 ('1940 Act'), and as such is subject to greater risk than funds that have a broader range of investments.


                              --------------------

                               Prospectus Page 4

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                             THE FUNDS AT A GLANCE
                                  (Continued)
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES OF THE FUNDS

Investors may select among these classes of shares:

CLASS A SHARES

The price is the net asset value plus the initial sales charge; the maximum sales charge is 4.5% of the public offering price (4% in the case of Global Income Fund). Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares.

CLASS B SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class B shares. As a result, 100% of their purchase is immediately invested. However, Class B shares have higher ongoing expenses than Class A shares. Depending upon how long they own the shares, investors may have to pay a sales charge when they sell Class B shares. This sales charge is called a 'contingent deferred sales charge' and applies when investors sell their Class B shares within six years after purchase. After six years, Class B shares convert to Class A shares, which have lower ongoing expenses and no contingent deferred sales charge.

CLASS C SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class C shares. As a result, 100% of their purchase is immediately invested. However, Class C shares have higher ongoing expenses than Class A shares. A contingent deferred sales charge of 1% (0.75% in the case of Global Income Fund) is charged on shares sold within one year of purchase. Class C shares never convert to any other class of shares.

CLASS Y SHARES

Class Y shares are offered only to limited groups of investors. See 'How to Buy Shares.' The price is the net asset value. Investors do not pay an initial sales charge when they buy Class Y shares. As a result, 100% of their purchase is immediately invested. Investors also do not pay a contingent deferred sales charge when they sell Class Y shares. Class Y shares have lower ongoing expenses than any other class of shares.

                              --------------------

                               Prospectus Page 5

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                                 EXPENSE TABLE

--------------------------------------------------------------------------------


The following tables are intended to assist investors in understanding the expenses associated with investing in each class of shares of the Funds. Expenses shown below are based on those incurred for the most recent fiscal year, except in the case of Asia Pacific Growth Fund, where amounts were annualized because it commenced operations on March 25, 1997 and 'Other Expenses' are based on estimated amounts for its current fiscal year. In addition, in the case of Emerging Markets Equity Fund, expenses shown below reflect anticipated fee waivers.



SHAREHOLDER TRANSACTION EXPENSES                               CLASS A    CLASS B    CLASS C    CLASS Y
                                                               -------    -------    -------    -------
Maximum Sales Charge on Purchases of Shares (as a % of
offering price)

    ASIA PACIFIC GROWTH FUND, EMERGING MARKETS EQUITY FUND
    AND GLOBAL EQUITY FUND..................................   4.5%       None       None       None
    GLOBAL INCOME FUND......................................   4%         None       None       None
Sales Charge on Reinvested Dividends (as a % of offering
price)......................................................   None       None       None       None
Maximum Contingent Deferred Sales Charge (as a % of offering price or net asset value at the time of sale, whichever is
less)
    ASIA PACIFIC GROWTH FUND, EMERGING MARKETS EQUITY FUND
    AND GLOBAL EQUITY FUND..................................   None       5%         1%         None
    GLOBAL INCOME FUND......................................   None       5%         0.75%      None
Exchange Fee................................................   None       None       None       None

ANNUAL FUND OPERATING EXPENSES (as a % of average net
  assets)
ASIA PACIFIC GROWTH FUND
Management Fees.............................................     1.20%      1.20%      1.20%      1.20%
12b-1 Fees..................................................     0.25       1.00       1.00       None
Other Expenses..............................................     0.88       0.92       0.90       0.88
                                                               -------    -------    -------    -------
Total Operating Expenses....................................     2.33%      3.12%      3.10%      2.08%
                                                               -------    -------    -------    -------
                                                               -------    -------    -------    -------

EMERGING MARKETS EQUITY FUND
Management Fees (after fee waivers)*........................     0.70%      0.70%      0.70%      0.70%
12b-1 Fees..................................................     0.25       1.00       1.00       None
Other Expenses..............................................     1.49       1.49       1.49       1.49
                                                               -------    -------    -------    -------
Total Operating Expenses....................................     2.44%      3.19%      3.19%      2.19%
                                                               -------    -------    -------    -------
                                                               -------    -------    -------    -------

GLOBAL EQUITY FUND
Management Fees.............................................     0.85%      0.85%      0.85%      0.85%
12b-1 Fees..................................................     0.25       1.00       1.00       None
Other Expenses..............................................     0.34       0.41       0.35       0.25
                                                               -------    -------    -------    -------
Total Operating Expenses....................................     1.44%      2.26%      2.20%      1.10%
                                                               -------    -------    -------    -------
                                                               -------    -------    -------    -------

GLOBAL INCOME FUND
Management Fees.............................................     0.74%      0.74%      0.74%      0.74%
12b-1 Fees..................................................     0.25       1.00       0.75       None
Other Expenses..............................................     0.22       0.25       0.20       0.20
                                                               -------    -------    -------    -------

Total Operating Expenses....................................     1.21%      1.99%      1.69%      0.94%
                                                               -------    -------    -------    -------
                                                               -------    -------    -------    -------


------------------

* 'Management Fees' for Emerging Markets Equity Fund reflects anticipated fee waivers by Mitchell Hutchins. Under an advisory contract for Emerging Markets Equity Fund effective February 25, 1997, the annual percentage rate at which the investment advisory and administrative fee is payable to Mitchell Hutchins is 1.20% of the Fund's average daily net assets. This fee is lower than the fee that was payable under the prior advisory contract; however, after giving effect to fee waivers, the effective annual rate actually paid by the Fund during the fiscal year ended October 31, 1997, was 0.78%. Without taking into account anticipated fee waivers, 'Management Fees' and 'Total Operating Expenses' for shares of Emerging Markets Equity Fund would be as follows: 1.20% and 2.94% for Class A; 1.20% and 3.69% for Class B; 1.20% and 3.69% for Class C; and 1.20% and 2.69% for Class Y.


                              --------------------

                               Prospectus Page 6

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                                 EXPENSE TABLE
                                  (Continued)
--------------------------------------------------------------------------------


 CLASS A SHARES: Sales charge waivers and a reduced sales charge purchase plan are available. Purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.

 CLASS B SHARES: Sales charge waivers are available. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years.

 CLASS C SHARES: If a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% (0.75% in the case of Global Income Fund) of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.

 CLASS Y SHARES: No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to 12b-1 distribution or service fees. Class Y shares may be purchased by participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds ('PW Programs'), when Class Y shares are purchased through that Program. Participation in a PW Program is subject to an advisory fee at an annual rate of no more than 1.5% of assets held through that PW Program. This account charge is not included in the table because investors who are not PW Programs participants also are permitted to purchase Class Y Shares.


12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including 12b-1 distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. 12b-1 fees have two components, as follows:

                                      CLASS A    CLASS B    CLASS C    CLASS Y
                                      -------    -------    -------    -------
12b-1 service fees.................     0.25%      0.25%      0.25%      None
12b-1 distribution fees............     0.00       0.75       0.75*      None

* 12b-1 distribution fees for Class C shares of Global Income Fund are 0.50%.

For more information, see 'Management' and 'Flexible Pricing(Service Mark).'

EXAMPLES OF EFFECT OF FUND EXPENSES

The following examples should assist investors in understanding various costs and expenses they would incur as shareholders of a Fund. The assumed 5% annual return shown in the examples is required by regulations of the Securities and Exchange Commission ('SEC') applicable to all mutual funds. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF A FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

An investor would pay the following expenses, directly or indirectly, on a $1,000 investment in a Fund, assuming a 5% annual return:


ASIA PACIFIC GROWTH FUND
                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                     -------   --------   --------   ---------
Class A............................    $68       $114       $164       $ 300
Class B (Assuming sale of all
  shares at end of period).........    $81       $126       $184       $ 308

Class B (Assuming no sale of
  shares)..........................    $31       $ 96       $164       $ 308
Class C (Assuming sale of all
  shares at end of period).........    $41       $ 96       $162       $ 341
Class C (Assuming no sale of
  shares)..........................    $31       $ 96       $162       $ 341
Class Y............................    $21       $ 65       $112       $ 241


                              --------------------

                               Prospectus Page 7

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                                 EXPENSE TABLE
                                  (Continued)
--------------------------------------------------------------------------------

EMERGING MARKETS EQUITY FUND
                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                     -------   --------   --------   --------
Class A............................    $69       $118       $169       $310
Class B (Assuming sale of all
  shares at end of period).........    $82       $128       $187       $316
Class B (Assuming no sale of
  shares)..........................    $32       $ 98       $167       $316
Class C (Assuming sale of all
  shares at end of period).........    $42       $ 98       $167       $349
Class C (Assuming no sale of
  shares)..........................    $32       $ 98       $167       $349
Class Y............................    $22       $ 69       $117       $252

GLOBAL EQUITY FUND
                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                     -------   --------   --------   --------
Class A............................    $59       $ 89       $120       $210
Class B (Assuming sale of all
  shares at end of period).........    $73       $101       $141       $220
Class B (Assuming no sale of
  shares)..........................    $23       $ 71       $121       $220
Class C (Assuming sale of all

  shares at end of period).........    $32       $ 69       $118       $253
Class C (Assuming no sale of
  shares)..........................    $22       $ 69       $118       $253
Class Y............................    $11       $ 35       $ 61       $134

GLOBAL INCOME FUND
                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                     -------   --------   --------   --------
Class A............................    $52       $ 77       $104       $181
Class B (Assuming sale of all
  shares at end of period).........    $70       $ 92       $127       $193
Class B (Assuming no sale of
  shares)..........................    $20       $ 62       $107       $193
Class C (Assuming sale of all
  shares at end of period).........    $25       $ 53       $ 92       $200
Class C (Assuming no sale of
  shares)..........................    $17       $ 53       $ 92       $200
Class Y............................    $10       $ 30       $ 52       $115


 ASSUMPTIONS MADE IN THE EXAMPLES
 o ALL CLASSES: Reinvestment of all dividends and other distributions; percentage amounts listed under 'Annual Fund Operating Expenses' remain the same for years shown.
 o CLASS A SHARES: Deduction of the maximum 4.5% (4% in the case of Global Income Fund) initial sales charge at the time of purchase.
 o CLASS B SHARES: Deduction of the maximum applicable contingent deferred sales charge at the time of sale, which declines over a period of six years. Ten-year figures assume that Class B shares convert to Class A shares at the end of the sixth year.
 o CLASS C SHARES: Deduction of a 1% (0.75% in the case of Global Income Fund) contingent deferred sales charge for sales of shares within one year of purchase.

                              --------------------
                               Prospectus Page 8

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

ASIA PACIFIC GROWTH FUND

The following table provides investors with data and ratios for one Class A, Class B and Class C share for the period shown. The Fund had no Class Y shares outstanding during that period. This information is supplemented by the financial statements and accompanying notes appearing in Asia Pacific Growth Fund's Annual Report to Shareholders for the period ended October 31, 1997 and the report of Ernst & Young LLP, independent auditors, appearing in the Fund's Annual Report to Shareholders. The financial statements, accompanying notes and auditors' report are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below relating to the period March 25, 1997 (commencement of operations) through October 31, 1997, have been audited by Ernst & Young LLP, independent auditors. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.


                                                                                 ASIA PACIFIC GROWTH FUND
                                                                -----------------------------------------------------------
                                                                     CLASS A              CLASS B              CLASS C
                                                                -----------------    -----------------    -----------------
                                                                     FOR THE              FOR THE              FOR THE
                                                                  PERIOD ENDED         PERIOD ENDED         PERIOD ENDED
                                                                OCTOBER 31, 1997+    OCTOBER 31, 1997+    OCTOBER 31, 1997+
                                                                -----------------    -----------------    -----------------
Net asset value, beginning of period.........................        $ 12.50              $ 12.50              $ 12.50
                                                                -----------------    -----------------    -----------------
Net investment income (loss).................................           0.03                (0.03)               (0.03)
Net realized and unrealized losses from investments and
  foreign currency...........................................          (3.57)               (3.55)               (3.55)
                                                                -----------------    -----------------    -----------------
Net decrease from investment operations......................          (3.54)               (3.58)               (3.58)
                                                                -----------------    -----------------    -----------------
Net asset value, end of period...............................        $  8.96              $  8.92              $  8.92
                                                                -----------------    -----------------    -----------------
                                                                -----------------    -----------------    -----------------
Total investment return (1)..................................         (28.32)%             (28.64)%             (28.64)%
                                                                -----------------    -----------------    -----------------

                                                                -----------------    -----------------    -----------------
Ratios/Supplemental Data:
Net assets, end of period (000's)............................        $21,466              $22,949              $13,887
Expenses to average net assets...............................           2.33%*               3.12%*               3.10%*
Net investment income (loss) to average net assets...........           0.37%*              (0.43)%*             (0.42)%*
Portfolio turnover rate......................................             13%                  13%                  13%
Average commission rate paid.................................        $0.0156              $0.0156              $0.0156


------------------
 * Annualized

 + For the period March 25, 1997 (commencement of operations) to October 31,
   1997.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods less than a year have not been annualized.

                              --------------------

                               Prospectus Page 9

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

EMERGING MARKETS EQUITY FUND

The following tables provide investors with data and ratios for one Class A, Class B, Class C and Class Y share for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in Emerging Markets Equity Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997 and the report of Ernst & Young LLP, independent auditors, appearing in the Fund's Annual Report to Shareholders. The financial statements, accompanying notes and auditors' report are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below relating to the fiscal year ended October 31, 1997, the four months ended October 31, 1996 and the fiscal year ended June 30, 1996, have been audited by

Ernst & Young LLP, independent auditors. The financial information for the prior years was audited by another independent accounting firm, whose reports thereon were unqualified. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.


                                                             EMERGING MARKETS EQUITY FUND
                                 ------------------------------------------------------------------------------------
                                                                       CLASS A
                                 ------------------------------------------------------------------------------------
                                                                              FOR THE YEARS ENDED
                                       FOR THE               FOR THE                JUNE 30,             FOR THE
                                     YEAR ENDED         FOUR MONTHS ENDED     --------------------     PERIOD ENDED
                                 OCTOBER 31, 1997***    OCTOBER 31, 1996        1996       1995**     JUNE 30, 1994+
                                 -------------------    -----------------     --------    --------   ----------------
Net asset value, beginning of
  period......................         $  9.46               $ 10.06          $  9.73     $ 10.79        $  12.00
                                      --------              --------          --------    --------       --------
Net investment income
  (loss)......................           (0.06)                (0.13)           (0.14)      (0.04)           0.04
Net realized and unrealized
  gains (losses) from
  investment and foreign
  currency....................           (0.01)                (0.47)            0.47       (0.97)          (1.25)
                                      --------              --------          --------    --------       --------
Net increase (decrease) from
  investment operations.......           (0.07)                (0.60)            0.33       (1.01)          (1.21)
                                      --------              --------          --------    --------       --------
Dividends from net investment
  income......................              --                    --               --       (0.05)             --
                                      --------              --------          --------    --------       --------
Net asset value, end of
  period......................         $  9.39               $  9.46          $ 10.06     $  9.73        $  10.79
                                      --------              --------          --------    --------       --------
                                      --------              --------          --------    --------       --------
Total investment return (1)...           (0.74)%               (5.96)%           3.39%      (9.29)%        (10.08)%
                                      --------              --------          --------    --------       --------
                                      --------              --------          --------    --------       --------
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................         $ 9,222               $14,992          $20,680     $33,043        $ 46,758
Expenses, net of fee waivers,
  to average
  net assets..................            2.44%                 2.44%*           2.44%       2.44%           2.47%*
Expenses, before fee waivers,
  to average
  net assets..................            3.01%                 3.48%*           3.42%       2.54%           2.47%*
Net investment income (loss),
  net of fee waivers, to
  average net assets..........           (0.40)%               (1.42)%*         (0.52)%     (0.76)%          0.72%*

Net investment income (loss),
  before fee waivers, to
  average net assets..........           (0.97)%               (2.46)%*         (1.50)%     (0.86)%          0.72%*
Portfolio turnover rate.......              87%                   22%              69%         76%              8%
Average commission rate paid
  (2).........................         $0.0009               $0.0024               --          --              --


------------------
  * Annualized


 ** Investment advisory functions for the Fund were transferred from Kidder
    Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.



*** Investment sub-advisory functions for the Fund were transferred from Emerging Markets Management to Schroder Capital effective February 25, 1997.


  + For the period January 19, 1994 (commencement of operations) to June 30,
    1994.

 ++ For the period December 5, 1995 (commencement of offering of shares) to June
    30, 1996.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                              --------------------

                               Prospectus Page 10

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS

                                  (Continued)
--------------------------------------------------------------------------------









                                                EMERGING MARKETS EQUITY FUND
                                ------------------------------------------------------------
                                                          CLASS B
                                ------------------------------------------------------------
                                    FOR THE
                                  YEAR ENDED             FOR THE               FOR THE
                                  OCTOBER 31,       FOUR MONTHS ENDED        PERIOD ENDED
                                    1997***         OCTOBER 31, 1996       JUNE 30, 1996++
                                ---------------     -----------------     ------------------

Net asset value, beginning of
  period......................      $  9.32              $  9.94                $ 9.13
                                ---------------         --------                ------
Net investment income
  (loss)......................        (0.10)               (0.07)                (0.01)
Net realized and unrealized
  gains (losses) from
  investment and foreign
  currency....................        (0.03)               (0.55)                 0.82
                                ---------------         --------                ------
Net increase (decrease) from
  investment operations.......        (0.13)               (0.62)                 0.81
                                ---------------         --------                ------
Dividends from net investment
  income......................           --                   --                    --
                                ---------------         --------                ------
Net asset value, end of             $  9.19              $  9.32                $ 9.94
  period......................  ---------------         --------                ------
                                ---------------         --------                ------
                                      (1.39)%              (6.24)%                8.87%
Total investment return (1)...  ---------------         --------                ------
                                ---------------         --------                ------

Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................      $ 1,598              $   879                $  936
Expenses, net of fee waivers,
  to average
  net assets..................         3.19%                3.19%*                3.19%*
Expenses, before fee waivers,
  to average
  net assets..................         3.82%                4.23%*                4.97%*
Net investment income (loss),
  net of fee waivers, to
  average net assets..........        (1.25)%              (2.12)%*              (0.21)%*
Net investment income (loss),
  before fee waivers, to
  average net assets..........        (1.88)%              (3.16)%*              (1.99)%*

Portfolio turnover rate.......           87%                  22%                   69%
Average commission rate paid
  (2).........................      $0.0009              $0.0024                    --


                                                                     CLASS C
                                ----------------------------------------------------------------------------------
                                    FOR THE                               FOR THE YEARS ENDED
                                  YEAR ENDED             FOR THE                JUNE 30,              FOR THE
                                  OCTOBER 31,       FOUR MONTHS ENDED     --------------------      PERIOD ENDED
                                    1997***         OCTOBER 31, 1996        1996       1995**      JUNE 30, 1994+
                                ---------------     -----------------     --------    --------    ----------------
Net asset value, beginning of
  period......................      $  9.32              $  9.94          $  9.67     $ 10.75         $  12.00
                                ---------------         --------          --------    --------        --------
Net investment income
  (loss)......................        (0.14)               (0.22)           (0.24)      (0.17)              --
Net realized and unrealized
  gains (losses) from
  investment and foreign
  currency....................        (0.01)               (0.40)            0.51       (0.90)           (1.25)
                                ---------------         --------          --------    --------        --------
Net increase (decrease) from
  investment operations.......        (0.15)               (0.62)            0.27       (1.07)           (1.25)
                                ---------------         --------          --------    --------        --------
Dividends from net investment
  income......................           --                   --               --       (0.01)              --
                                ---------------         --------          --------    --------        --------
Net asset value, end of
  period......................      $  9.17              $  9.32          $  9.94     $  9.67         $  10.75
                                ---------------         --------          --------    --------        --------
                                ---------------         --------          --------    --------        --------
Total investment return (1)...        (1.61)%              (6.24)%           2.79%     (10.01)%         (10.42)%
                                ---------------         --------          --------    --------        --------
                                ---------------         --------          --------    --------        --------
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................      $ 5,345              $ 7,882          $11,561     $18,551         $ 26,721
Expenses, net of fee waivers,
  to average
  net assets..................         3.19%                3.19%*           3.19%       3.19%            3.22%*
Expenses, before fee waivers,
  to average
  net assets..................         3.78%                4.23%*           4.17%       3.29%            3.22%*
Net investment income (loss),
  net of fee waivers, to
  average net assets..........        (1.18)%              (2.16)%*         (1.28)%     (1.50)%          (0.03)%*
Net investment income (loss),
  before fee waivers, to
  average net assets..........        (1.77)%              (3.20)%*         (2.26)%     (1.60)%          (0.03)%*
Portfolio turnover rate.......           87%                  22%              69%         76%               8%
Average commission rate paid(2)     $0.0009              $0.0024               --          --               --




                              --------------------

                               Prospectus Page 11


                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------



                                                             EMERGING MARKETS EQUITY FUND
                                 ------------------------------------------------------------------------------------
                                                                       CLASS Y
                                 ------------------------------------------------------------------------------------
                                                                              FOR THE YEARS ENDED
                                       FOR THE               FOR THE                JUNE 30,             FOR THE
                                     YEAR ENDED         FOUR MONTHS ENDED     --------------------     PERIOD ENDED
                                 OCTOBER 31, 1997***    OCTOBER 31, 1996        1996       1995**     JUNE 30, 1994+
                                 -------------------    -----------------     --------    --------   ----------------
Net asset value, beginning of
  period......................         $  9.51               $ 10.11          $  9.75     $ 10.80        $  12.00
                                      --------              --------          --------    --------       --------
Net investment income
  (loss)......................           (0.02)                (0.05)           (0.01)       0.01            0.05
Net realized and unrealized
  gains (losses) from
  investment and foreign
  currency....................           (0.03)                (0.55)            0.37       (0.99)          (1.25)
                                      --------              --------          --------    --------       --------
Net increase (decrease) from
  investment operations.......           (0.05)                (0.60)            0.36       (0.98)          (1.20)
                                      --------              --------          --------    --------       --------
Dividends from net investment
  income......................              --                    --               --       (0.07)             --
                                      --------              --------          --------    --------       --------
Net asset value, end of
  period......................         $  9.46               $  9.51          $ 10.11     $  9.75        $  10.80
                                      --------              --------          --------    --------       --------
                                      --------              --------          --------    --------       --------
Total investment return (1)...           (0.53)%               (5.93)%           3.69%      (9.03)%        (10.00)%

                                      --------              --------          --------    --------       --------
                                      --------              --------          --------    --------       --------
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................         $10,053               $11,375          $12,979     $12,332        $ 15,435
Expenses, net of fee waivers,
  to average
  net assets..................           2.19%                  2.19%*           2.19%       2.19%           2.22%*
Expenses, before fee waivers,
  to average
  net assets..................           2.69%                  3.23%*           3.29%       2.29%           2.22%*
Net investment income (loss),
  net of fee waivers, to
  average net assets..........         (0.15)%                 (1.13)%*         (0.15)%     (0.51)%           0.97%*
Net investment income (loss),
  before fee waivers, to
  average net assets..........         (0.65)%                 (2.17)%*         (1.25)%     (0.61)%          0.97%*
Portfolio turnover rate.......             87%                     22%              69%         76%              8%
Average commission rate paid
  (2).........................         $0.0009                $0.0024               --          --              --




------------------

  * Annualized



 ** Investment advisory functions for the Fund were transferred from Kidder
    Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.



*** Investment sub-advisory functions for the Fund were transferred from Emerging Markets Management to Schroder Capital effective February 25, 1997.


  + For the period January 19, 1994 (commencement of operations) to June 30,
    1994.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.

(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                              --------------------

                               Prospectus Page 12

                      [This page intentionally left blank]


                              --------------------

                               Prospectus Page 13

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

GLOBAL EQUITY FUND

The following tables provide investors with data and ratios for one Class A, Class B, Class C and Class Y share for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in Global Equity Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997 and the report of Ernst & Young LLP, independent auditors, appearing in the Fund's Annual Report to Shareholders. The financial statements, accompanying notes and auditors' report are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below relating to the fiscal year ended October 31, 1997, the two months ended October 31, 1996 and to each of the two years in the period ended August 31, 1996, have been audited by Ernst & Young LLP, independent auditors. The financial information for the prior years was audited by another independent accounting firm, whose reports thereon were unqualified. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.


                                                                       GLOBAL EQUITY FUND
                                 -----------------------------------------------------------------------------------------------
                                                                             CLASS A
                                 -----------------------------------------------------------------------------------------------
                                   FOR THE      FOR THE
                                    YEAR      TWO MONTHS                                                            FOR THE
                                    ENDED        ENDED               FOR THE YEARS ENDED AUGUST 31,                  PERIOD
                                 OCTOBER 31,  OCTOBER 31,   -------------------------------------------------    NOV. 14, 1991+
                                    1997         1996         1996       1995**          1994          1993     TO AUG. 31, 1992

                                 -----------  -----------   --------    --------       --------      --------   ----------------
Net asset value, beginning of
  period......................    $    17.43   $   16.81    $  16.12    $  16.98       $  14.55      $  12.87       $  12.00
                                 -----------  -----------   --------    --------       --------      --------       --------
Net investment income
  (loss)......................          0.00       (0.02)       0.02        0.02           0.01          0.03           0.09
Net realized and unrealized
  gains (losses) from
  investments and foreign
  currency....................          1.52        0.64        1.24        0.37           2.63          1.89           0.78
                                 -----------  -----------   --------    --------       --------      --------       --------
Net increase (decrease) from
  investment operations.......          1.52        0.62        1.26        0.39           2.64          1.92           0.87
                                 -----------  -----------   --------    --------       --------      --------       --------
Dividends from net investment
  income......................            --          --          --          --             --         (0.08)            --
Distributions from net
  realized gains..............         (0.58)         --       (0.57)      (1.25)         (0.21)        (0.16)            --
                                 -----------  -----------   --------    --------       --------      --------       --------
Total dividends and
  distributions...............         (0.58)       0.00       (0.57)      (1.25)         (0.21)        (0.24)          0.00
                                 -----------  -----------   --------    --------       --------      --------       --------
Net asset value, end of
  period......................    $    18.37   $   17.43    $  16.81    $  16.12       $  16.98      $  14.55       $  12.87
                                 -----------  -----------   --------    --------       --------      --------       --------
                                 -----------  -----------   --------    --------       --------      --------       --------
Total investment return (1)...          8.87%       3.69%       8.06%       3.24%         18.23%        15.24%          7.25%
                                 -----------  -----------   --------    --------       --------      --------       --------
                                 -----------  -----------   --------    --------       --------      --------       --------
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................    $  294,878   $ 307,267    $305,218    $360,652       $185,493      $156,451       $113,070
Expenses to average net
  assets......................          1.44%       1.53%*      1.48%       1.71%(2)       1.58%         1.53%          1.68%*
Net investment income (loss)
  to average net assets.......          0.01%      (0.80)%*     0.10%       0.09%(2)       0.07%         0.22%          0.93%*
Portfolio turnover rate.......            86%          3%         33%         40%            51%           56%            30%
Average commission rate paid
  (3).........................    $   0.0069   $  0.0069    $ 0.0120          --             --            --             --


------------------
  * Annualized

 ** Investment advisory functions for the Fund were transferred from Kidder
    Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.

  + Commencement of operations

 ++ Commencement of offering of shares

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

(2) These ratios include non-recurring reorganization expenses of 0.06%, 0.00% and 0.06% for Class A, Class B and Class C shares, respectively.

(3) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                              --------------------

                               Prospectus Page 14

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

                                                             GLOBAL EQUITY FUND
                                       --------------------------------------------------------------
                                                                  CLASS B
                                       --------------------------------------------------------------
                                                       FOR THE
                                         FOR THE     TWO MONTHS       FOR THE            FOR THE
                                       YEAR ENDED       ENDED        YEAR ENDED          PERIOD
                                       OCTOBER 31,   OCTOBER 31,     AUGUST 31,      AUG. 25, 1995++
                                          1997          1996            1996        TO AUG. 31, 1995
                                       -----------   -----------     ----------     -----------------
Net asset value, beginning of
  period......................          $   16.93     $   16.35       $  15.82          $   15.83
                                       -----------   -----------     ----------          --------
Net investment income
  (loss)......................              (0.21)        (0.05)         (0.12)              0.00
Net realized and unrealized
  gains (losses) from
  investments and foreign
  currency....................               1.55          0.63           1.22              (0.01)
                                       -----------   -----------     ----------          --------
Net increase (decrease) from

  investment operations.......               1.34          0.58           1.10              (0.01)
                                       -----------   -----------     ----------          --------
Dividends from net investment
  income......................                 --            --             --                 --
Distributions from net
  realized gains..............              (0.58)           --          (0.57)                --
                                       -----------   -----------     ----------          --------
Total dividends and
  distributions...............              (0.58)         0.00          (0.57)              0.00
                                       -----------   -----------     ----------          --------
Net asset value, end of
  period......................          $   17.69     $   16.93       $  16.35          $   15.82
                                       -----------   -----------     ----------          --------
                                       -----------   -----------     ----------          --------
Total investment return (1)...               8.05%         3.55%          7.18%             (0.06)%
                                       -----------   -----------     ----------          --------
                                       -----------   -----------     ----------          --------
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................          $  87,104     $ 113,445       $113,235          $ 142,880
Expenses to average net
  assets......................               2.26%         2.34%*         2.25%              2.17%*(2)
Net investment income (loss)
  to average net assets.......              (0.80)%       (1.61)%*       (0.68)%            (1.92)%*(2)
Portfolio turnover rate.......                 86%            3%            33%                40%
Average commission rate paid
  (3).........................          $  0.0069     $  0.0069       $ 0.0120                 --


                                                                            CLASS C
                                      -----------------------------------------------------------------------------------

                                                       FOR THE
                                        FOR THE      TWO MONTHS
                                      YEAR ENDED        ENDED        FOR THE YEARS ENDED AUGUST 31,       FOR THE PERIOD
                                      OCTOBER 31,    OCTOBER 31,    --------------------------------      MAY 10, 1993++
                                         1997           1996          1996       1995**       1994       TO AUG. 31, 1993
                                      -----------    -----------    --------     -------     -------     ----------------
Net asset value, beginning of
  period......................        $    16.93       $ 16.35      $  15.82     $ 16.81     $ 14.52         $  13.80
                                      -----------    -----------    --------     -------     -------          -------
Net investment income
  (loss)......................             (0.23)        (0.05)        (0.13)      (0.11)      (0.07)           (0.02)
Net realized and unrealized
  gains (losses) from
  investments and foreign
  currency....................              1.57          0.63          1.23        0.37        2.57             0.74
                                      -----------    -----------    --------     -------     -------          -------
Net increase (decrease) from
  investment operations.......              1.34          0.58          1.10        0.26        2.50             0.72
                                      -----------    -----------    --------     -------     -------          -------
Dividends from net investment

  income......................                --            --            --          --          --               --
Distributions from net
  realized gains..............             (0.58)           --         (0.57)      (1.25)      (0.21)              --
                                       -----------    -----------    --------     -------     -------          -------
Total dividends and
  distributions...............             (0.58)         0.00         (0.57)      (1.25)      (0.21)            0.00
                                       -----------    -----------    --------     -------     -------          -------
Net asset value, end of
  period......................        $    17.69       $ 16.93      $  16.35     $ 15.82     $ 16.81         $  14.52
                                      -----------    -----------    --------     -------     -------          -------
                                      -----------    -----------    --------     -------     -------          -------
Total investment return (1)...              8.05%         3.55%         7.18%       2.46%      17.29%            5.22%
                                      -----------    -----------    --------     -------     -------          -------
                                      -----------    -----------    --------     -------     -------          -------
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................        $   54,510       $67,530      $ 66,585     $83,485     $31,837         $ 10,807
Expenses to average net
  assets......................              2.20%         2.30%*        2.27%       2.48%(2)    2.33%            2.28%*
Net investment income (loss)
  to average net assets.......             (0.75)%       (1.57)%*      (0.70)%     (0.68)%(2)   (0.68)%         (0.53)%*
Portfolio turnover rate.......                86%            3%           33%         40%         51%              56%
Average commission rate paid
  (3).........................        $   0.0069       $0.0069      $ 0.0120          --          --               --



                              --------------------

                               Prospectus Page 15

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------







                                                                                   GLOBAL EQUITY FUND
                                                    --------------------------------------------------------------------------------
                                                                                        CLASS Y
                                                    --------------------------------------------------------------------------------
                                                      FOR THE      FOR THE
                                                       YEAR      TWO MONTHS                                            FOR THE

                                                       ENDED        ENDED       FOR THE YEARS ENDED AUGUST 31,          PERIOD
                                                    OCTOBER 31,  OCTOBER 31,   --------------------------------     MAY 10, 1993+
                                                       1997         1996        1996      1995**         1994     TO AUGUST 31, 1993
                                                    -----------  -----------   -------    -------       -------   ------------------
Net asset value, beginning of period...............   $ 17.60      $ 16.97     $ 16.22    $ 17.03       $ 14.56        $  13.80
                                                    -----------  -----------   -------    -------       -------         -------
Net investment income (loss).......................      0.10        (0.01)       0.07       0.07          0.05            0.02
Net realized and unrealized gains from investments
  and foreign currency.............................      1.51         0.64        1.25       0.37          2.63            0.74
                                                    -----------  -----------   -------    -------       -------         -------
Net increase from investment operations............      1.61         0.63        1.32       0.44          2.68            0.76
                                                    -----------  -----------   -------    -------       -------         -------
Dividends from net investment income...............        --           --          --         --            --              --
Distributions from net realized gains..............     (0.58)          --       (0.57)     (1.25)        (0.21)             --
                                                    -----------  -----------   -------    -------       -------         -------
Total dividends and distributions..................     (0.58)        0.00       (0.57)     (1.25)        (0.21)           0.00
                                                    -----------  -----------   -------    -------       -------         -------
Net asset value, end of period.....................   $ 18.63      $ 17.60     $ 16.97    $ 16.22       $ 17.03        $  14.56
                                                    -----------  -----------   -------    -------       -------         -------
                                                    -----------  -----------   -------    -------       -------         -------
Total investment return (1)........................      9.31%        3.71%       8.39%      3.54%        18.49%           5.51%
                                                    -----------  -----------   -------    -------       -------         -------
                                                    -----------  -----------   -------    -------       -------         -------
Ratios/Supplemental Data:
Net assets, end of period (000's)..................   $57,683      $63,225     $61,736    $57,150       $28,390        $ 19,098
Expenses to average net assets.....................      1.10%        1.18%*      1.17%      1.46%(2)      1.33%           1.28%*
Net investment income (loss) to average net
  assets...........................................      0.36%       (0.45)%*     0.46%      0.36%(2)      0.32%           0.47%*
Portfolio turnover rate............................      0.86%           3%         33%        40%           51%             56%
Average commission rate paid (3)...................   $0.0069      $0.0069     $0.0120         --            --              --


------------------
  * Annualized

 ** Investment advisory functions for the Fund were transferred from Kidder
    Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.

  + Commencement of offering of shares

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.

(2) These ratios include non-recurring reorganization expenses of 0.06% for Class Y shares.

(3) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.


                              --------------------

                               Prospectus Page 16

                      [This page intentionally left blank]


                              --------------------

                               Prospectus Page 17

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

GLOBAL INCOME FUND


The following tables provide investors with data and ratios for one Class A, Class B, Class C and Class Y share for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in Global Income Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997 and the report of Price Waterhouse LLP, independent accountants, appearing in the Fund's Annual Report to Shareholders. The financial statements, accompanying notes and independent accountants' report are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below insofar as they relate to each of the periods presented in the five year period ended October 31, 1997, have been audited by Price Waterhouse LLP, independent accountants. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.


                                                                   GLOBAL INCOME FUND
                                 --------------------------------------------------------------------------------------
                                                                        CLASS A
                                 --------------------------------------------------------------------------------------
                                                                                                              FOR THE
                                                                                                              PERIOD
                                                                                                              JULY 1,
                                                     FOR THE YEARS ENDED OCTOBER 31,                         1991+ TO

                                 -----------------------------------------------------------------------    OCTOBER 31,
                                   1997       1996        1995          1994        1993          1992         1991
                                 --------   --------    --------      --------    --------      --------    -----------
Net asset value, beginning of
 period........................  $  10.46   $  10.35    $   9.99      $  10.97    $  10.64      $  10.75      $ 10.40
                                 --------   --------    --------      --------    --------      --------        -----
Net investment income..........      0.69@      0.72@       0.77@         0.72        0.59          0.83         0.20
Net realized and unrealized
 gains (losses) from
 investments and foreign
 currency......................     (0.19)@     0.13@       0.31@        (1.05)       0.68         (0.12)        0.40
                                 --------   --------    --------      --------    --------      --------        -----
Net increase (decrease) from
 investment transactions.......      0.50       0.85        1.08         (0.33)       1.27          0.71         0.60
                                 --------   --------    --------      --------    --------      --------        -----
Dividends from net investment
 income........................     (0.54)     (0.74)      (0.72)        (0.33)      (0.80)        (0.64)       (0.23)
Distributions from net realized
 gains from investments and
 foreign currency
 transactions..................        --         --          --            --       (0.14)        (0.18)       (0.02)
Distributions in excess of net
 investment income.............     (0.06)        --          --            --          --            --           --
Distributions from
 paid-in-capital...............     (0.09)        --          --         (0.32)         --            --           --
                                 --------   --------    --------      --------    --------      --------        -----
Total dividends and
 distributions to
 shareholders..................     (0.69)     (0.74)      (0.72)        (0.65)      (0.94)        (0.82)       (0.25)
                                 --------   --------    --------      --------    --------      --------        -----
Net asset value, end of
 period........................  $  10.27   $  10.46    $  10.35      $   9.99    $  10.97      $  10.64      $ 10.75
                                 --------   --------    --------      --------    --------      --------        -----
                                 --------   --------    --------      --------    --------      --------        -----
Total investment return (1)....      4.99%      8.60%      11.09%        (3.10)%     12.41%         6.70%        5.79%
                                 --------   --------    --------      --------    --------      --------        -----
                                 --------   --------    --------      --------    --------      --------        -----
Ratios/supplemental data:
Net assets, end of period
 (000's).......................  $486,718   $549,932    $663,022      $611,855    $648,853      $107,033      $16,501
Expenses to average net
 assets........................      1.21%      1.27%       1.24%(2)      1.17%       1.32%**       1.21%        1.35%*
Net investment income to
 average net assets............      6.66%      6.88%       7.47%(2)      6.94%       6.82%**       7.84%        8.59%*
Portfolio turnover rate........       172%       126%        113%          108%         90%           92%          53%


                                                      CLASS B
                                  ------------------------------------------------

                                                   FOR THE YEARS
                                                 ENDED OCTOBER 31,

                                  ------------------------------------------------
                                     1997         1996        1995          1994
                                  -----------   --------    --------      --------
                                 <
Net asset value, beginning of
 period........................   $     10.44   $  10.31    $   9.96      $  10.95
                                  -----------   --------    --------      --------
Net investment income..........          0.58@      0.64@       0.69@         0.86
Net realized and unrealized
 gains (losses) from
 investments and foreign
 currency......................         (0.17)@     0.15@       0.30@        (1.28)
                                  -----------   --------    --------      --------
Net increase (decrease) from
 investment transactions.......          0.41       0.79        0.99         (0.42)
                                  -----------   --------    --------      --------
Dividends from net investment
 income........................         (0.48)     (0.66)      (0.64)        (0.29)
Distributions from net realized
 gains from investments and
 foreign currency
 transactions..................            --         --          --            --
Distributions in excess of net
 investment income.............         (0.05)        --          --            --
Distributions from
 paid-in-capital...............         (0.08)        --          --         (0.28)
                                  -----------   --------    --------      --------
Total dividends and
 distributions to
 shareholders..................         (0.61)     (0.66)      (0.64)        (0.57)
                                  -----------   --------    --------      --------
Net asset value, end of
 period........................   $     10.24   $  10.44    $  10.31      $   9.96
                                  -----------   --------    --------      --------
                                  -----------   --------    --------      --------
Total investment return (1)....          4.11%      7.95%      10.24%        (3.90)%
                                  -----------   --------    --------      --------
                                  -----------   --------    --------      --------
Ratios/supplemental data:
Net assets, end of period
 (000's).......................   $   103,312   $307,577    $484,534      $725,553
Expenses to average net
 assets........................          1.99%      1.99%       2.00%(2)      1.94%
Net investment income to
 average net assets............          5.83%      6.14%       6.71%(2)      6.05%
Portfolio turnover rate........           172%       126%        113%          108%


------------------
  @ Calculated using the average shares outstanding for the year.


  * Annualized



 ** Includes 0.15% of interest expense related to the reverse repurchase agreement transactions entered into during the fiscal year.

  + Commencement of issuance of shares.


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment return information for periods of less than one year is not annualized.



(2) These ratios include non-recurring acquisition expenses of 0.04%.


                              --------------------

                               Prospectus Page 18

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------






                                                              GLOBAL INCOME FUND
                                 ----------------------------------------------------------------------------
                                                                   CLASS B
                                 ----------------------------------------------------------------------------
                                                       FOR THE YEARS ENDED OCTOBER 31,
                                 ----------------------------------------------------------------------------
                                    1993          1992         1991         1990         1989         1988
                                 ----------    ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of
 period........................  $    10.62    $    10.74   $    11.07   $    10.08   $    11.10   $    10.28
                                 ----------    ----------   ----------   ----------   ----------   ----------
Net investment income..........        0.78          0.94         0.85         1.01         1.01         0.98
Net realized and unrealized

 gains (losses) from
 investments and foreign
 currency......................        0.40         (0.32)       (0.09)        0.96        (0.64)        1.15
                                 ----------    ----------   ----------   ----------   ----------   ----------
Net increase (decrease) from
 investment transactions.......        1.18          0.62         0.76         1.97         0.37         2.13
                                 ----------    ----------   ----------   ----------   ----------   ----------
Dividends from net investment
 income........................       (0.71)        (0.56)       (0.97)       (0.98)       (0.94)       (1.06)
Distributions from net realized
 gains from investments and
 foreign currency
 transactions..................       (0.14)        (0.18)       (0.12)          --        (0.45)       (0.25)
Distributions in excess of net
 investment income.............          --            --           --           --           --           --
Distributions from
 paid-in-capital...............          --            --           --           --           --           --
                                 ----------    ----------   ----------   ----------   ----------   ----------
Total dividends and
 distributions to
 shareholders..................       (0.85)        (0.74)       (1.09)       (0.98)       (1.39)       (1.31)
                                 ----------    ----------   ----------   ----------   ----------   ----------
Net asset value, end of
 period........................  $    10.95    $    10.62   $    10.74   $    11.07   $    10.08   $    11.10
                                 ----------    ----------   ----------   ----------   ----------   ----------
                                 ----------    ----------   ----------   ----------   ----------   ----------
Total investment return (1)....       11.45%         5.93%        7.39%       20.32%        3.66%       18.29%
                                 ----------    ----------   ----------   ----------   ----------   ----------
                                 ----------    ----------   ----------   ----------   ----------   ----------
Ratios/supplemental data:
Net assets, end of period
 (000's).......................  $1,188,890    $1,542,255   $1,593,814   $1,323,495   $1,085,851   $1,145,460
Expenses to average net
 assets........................        2.11%**       1.98%        1.94%        1.90%        1.95%        2.05%
Net investment income to
 average net assets............        5.97%**       7.11%        8.09%        9.88%        9.73%        9.13%
Portfolio turnover rate........          90%           92%          33%         126%         124%         120%


                                                            CLASS C
                                 -------------------------------------------------------------
                                                                                     FOR THE
                                                                                      PERIOD
                                                                                     JULY 2,
                                          FOR THE YEARS ENDED OCTOBER 31,            1992+ TO
                                 -------------------------------------------------   OCTOBER
                                  1997      1996      1995        1994      1993     31, 1992
                                 -------   -------   -------     -------   -------  ----------
                                 <
Net asset value, beginning of
 period........................  $ 10.45   $ 10.33   $  9.98     $ 10.96   $ 10.64   $ 10.94
                                 -------   -------   -------     -------   -------     -----
Net investment income..........     0.63@     0.67@     0.71@       0.70      0.68      0.20

Net realized and unrealized
 gains (losses) from
 investments and foreign
 currency......................    (0.18)@    0.14@     0.31@      (1.09)     0.52     (0.13)
                                 -------   -------   -------     -------   -------     -----
Net increase (decrease) from
 investment transactions.......     0.45      0.81      1.02       (0.39)     1.20      0.07
                                 -------   -------   -------     -------   -------     -----
Dividends from net investment
 income........................    (0.50)    (0.69)    (0.67)      (0.30)    (0.74)    (0.21)
Distributions from net realized
 gains from investments and
 foreign currency
 transactions..................       --        --        --          --     (0.14)    (0.16)
Distributions in excess of net
 investment income.............    (0.06)       --        --          --        --        --
Distributions from
 paid-in-capital...............    (0.08)       --        --       (0.29)       --        --
                                 -------   -------   -------     -------   -------     -----
Total dividends and
 distributions to
 shareholders..................    (0.64)    (0.69)    (0.67)      (0.59)    (0.88)    (0.37)
                                 -------   -------   -------     -------   -------
Net asset value, end of
 period........................  $ 10.26   $ 10.45   $ 10.33     $  9.98   $ 10.96   $ 10.64
                                 -------   -------   -------     -------   -------     -----
                                 -------   -------   -------     -------   -------     -----
Total investment return (1)....     4.48%     8.12%    10.49%      (3.56)%   11.64%     0.61%
                                 -------   -------   -------     -------   -------     -----
                                 -------   -------   -------     -------   -------     -----
Ratios/supplemental data:
Net assets, end of period
 (000's).......................  $36,935   $50,928   $71,329     $92,480   $135,847  $36,598
Expenses to average net
 assets........................     1.69%     1.73%     1.75%(2)    1.68%     1.83%**     1.75%*
Net investment income to
 average net assets............     6.17%     6.40%     6.96%(2)    6.34%     6.17%**     7.02%*
Portfolio turnover rate........      172%      126%      113%        108%       90%       92%


                              --------------------

                               Prospectus Page 19

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS

                                  (Concluded)
--------------------------------------------------------------------------------


                                                                        GLOBAL INCOME FUND
                                           -----------------------------------------------------------------------------
                                                                              CLASS Y
                                           -----------------------------------------------------------------------------
                                                                                                               FOR THE
                                                                                                               PERIOD
                                                                                                             AUGUST 26,
                                                          FOR THE YEARS ENDED OCTOBER 31,                     1991+ TO
                                           --------------------------------------------------------------    OCTOBER 31,
                                            1997       1996       1995       1994       1993       1992         1991
                                           -------    -------    -------    -------    -------    -------    -----------
Net asset value, beginning of period....   $ 10.49    $ 10.35    $  9.99    $ 10.97    $ 10.64    $ 10.76      $ 10.53
                                           -------    -------    -------    -------    -------    -------    -----------
Net investment income...................      0.71@      0.75@      0.78@      0.75       0.71       0.81         0.17
Net realized and unrealized gains
  (losses) from investments and
  foreign currency......................     (0.21)@     0.17@      0.32@     (1.06)      0.58      (0.08)        0.32
                                           -------    -------    -------    -------    -------    -------    -----------
Net increase (decrease) from investment
  transactions..........................      0.50       0.92       1.10      (0.31)      1.29       0.73         0.49
                                           -------    -------    -------    -------    -------    -------    -----------
Dividends from net investment income....     (0.56)     (0.78)     (0.74)     (0.34)     (0.82)     (0.67)       (0.24)
Distributions from net realized gains
  from investments and
  foreign currency transactions.........        --         --         --         --      (0.14)     (0.18)       (0.02)
Distributions in excess of net
  investment income.....................     (0.06)        --         --         --         --         --           --
Distributions from paid-in-capital......     (0.10)        --         --      (0.33)        --         --           --
                                           -------    -------    -------    -------    -------    -------    -----------
Total dividends and distributions to
  shareholders..........................     (0.72)     (0.78)     (0.74)     (0.67)     (0.96)     (0.85)       (0.26)
                                           -------    -------    -------    -------    -------    -------    -----------
Net asset value, end of period..........   $ 10.27    $ 10.49    $ 10.35    $  9.99    $ 10.97    $ 10.64      $ 10.76
                                           -------    -------    -------    -------    -------    -------    -----------
                                           -------    -------    -------    -------    -------    -------    -----------
Total investment return (1).............      5.20%      9.25%     11.39%     (2.86)%    12.60%      6.98%        4.63%
                                           -------    -------    -------    -------    -------    -------    -----------
                                           -------    -------    -------    -------    -------    -------    -----------
Ratios/supplemental data:
Net assets, end of period (000's).......   $10,096    $13,077    $16,613    $12,975    $12,043    $ 7,252      $ 2,565
Expenses to average net assets..........      0.94%      0.96%      0.95%(2)    0.88%     1.06%**    0.94%        1.09%*
Net investment income to average net
  assets................................      6.93%      7.19%      7.77%(2)    7.23%     7.00%**    8.15%        8.79%*
Portfolio turnover rate.................       172%       126%       113%       108%        90%        92%          53%



------------------
  @ Calculated using the average shares outstanding for the year.

  * Annualized

 ** Includes 0.15% of interest expense related to the reverse repurchase agreement transactions entered into during the fiscal year.

  + Commencement of issuance of shares.


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. Total investment return information for periods of less than one year is not annualized.



(2) These ratios include non-recurring acquisition reorganization expenses of 0.04%.


                              --------------------

                               Prospectus Page 20

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                        INVESTMENT OBJECTIVES & POLICIES

--------------------------------------------------------------------------------

The Funds' investment objectives may not be changed without shareholder approval. Except where noted, the Funds' other investment policies are not fundamental and may be changed by their boards.

ASIA PACIFIC GROWTH FUND

Asia Pacific Growth Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Asia Pacific Region companies. The Fund considers the 'Asia Pacific Region' to be the region located south of the former Soviet Union, east of Afghanistan and Iran and west of the International Date Line, but excluding Japan. The Asia Pacific Region countries that currently have established securities markets and that Schroder Capital normally considers for investments by the Fund include: Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand. The Fund may also invest in other Asia Pacific Region countries whose securities markets become sufficiently established. Except under unusual conditions, the Fund invests in a minimum of three, and generally in a larger number of, Asia Pacific Region countries. The Fund invests across a broad spectrum of industries, including trade, finance, real estate, transportation, communications, energy, construction, manufacturing, services, food processing and others. The mix of industries and countries changes over time as investment opportunities change.

The Fund defines Asia Pacific Region companies as companies:

o that are organized under the laws of countries in the Asia Pacific Region that now or in the future permit foreign investors to participate in their stock markets,

o that regardless of where organized, and as determined by Schroder Capital, either (A) derive at least 50% of their revenues from goods produced or sold, investments made or services performed in Asia Pacific Region countries or (B) maintain at least 50% of their assets in Asia Pacific Region countries, or

o for which the principal securities trading market is an exchange or over-the-counter ('OTC') market in the Asia Pacific Region.

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of Asia Pacific Region companies. Most of the equity securities purchased by the Fund are expected to be traded on a foreign stock exchange or in a foreign OTC market. When Schroder Capital believes it is consistent with the Fund's investment objective, the Fund may invest up to 10%

of its total assets in convertible and non-convertible bonds, which may be rated below investment grade, issued or guaranteed by Asia Pacific Region issuers, including obligations of sovereign governmental issuers ('sovereign debt').


EMERGING MARKETS EQUITY FUND


Emerging Markets Equity Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective through investment in a diversified portfolio consisting primarily of equity securities of issuers in emerging markets. 'Emerging markets' are the markets in all the countries not included in the Morgan Stanley Capital International ('MSCI') World Index, an index of major world economies. Malaysia also is considered an emerging market. Under normal market conditions, the Fund invests a minimum of 65% of its total assets in equity securities of issuers located in emerging market countries and maintains investments in at least three emerging market countries. The Fund considers issuers to be located in an emerging market country if: (1) the principal securities trading market for the issuer is in an emerging market country; (2) the issuer derives 50% or more of its annual revenue or profit from either goods produced, sales made, investments made or services performed in emerging market countries; or (3) the issuer is organized under the laws of an emerging market country.

Schroder Capital attempts to spread the Fund's investments over geographic as well as economic sectors. Generally, Schroder Capital will invest no more than 35% of the Fund's total assets in any single country, and it does not invest 25% or more of the Fund's total assets in any single industry. Within each emerging market, the Fund is diversified through investments in a number of local companies characterized by attractive valuation relative to expected growth.

There are currently over 60 newly industrializing and developing countries with equity markets. A number of these emerging markets are not yet easily accessible to foreign investors and have unattractive tax barriers

                              --------------------

                               Prospectus Page 21

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

or insufficient liquidity to make significant investments by the Fund feasible or attractive. However, many of the largest of the emerging market countries have liberalized access in recent years, and more are expected to do so in the future.

In recent years, many emerging market countries have begun programs of economic reform: removing import tariffs, dismantling trade barriers, deregulating foreign investment, privatizing state owned industries, permitting the value of their currencies to float against the dollar and other major currencies, and generally reducing the level of state intervention in industry and commerce. Important intra-regional economic integration also holds the promise of greater trade and growth. At the same time, significant progress has been made in restructuring the heavy external debt burden that certain emerging market countries accumulated during the 1970s and 1980s. While there is no assurance that these trends will continue, Schroder Capital will seek out attractive investment opportunities in these countries.

GLOBAL EQUITY FUND


Global Equity Fund's investment objective is long-term growth of capital. The Fund attempts to achieve this goal by investing primarily in equity securities issued by companies in foreign countries, as well as in the United States. Under normal circumstances, at least 80% of the Fund's total assets are invested in securities of issuers in countries represented in the MSCI World Index. This is a well-known index that reflects major world markets.


The International Equity Team at GE Investment Management selects equity securities issued by companies located in developed and developing countries throughout the world. The Fund normally invests in at least three countries, one of which is typically the United States. The Fund considers an issuer to be located in the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated or (d) has the principal trading market for its securities. The Fund normally invests at least 65% of its total assets in equity securities of foreign and U.S. companies.


When the International Equity Team believes it is consistent with the Fund's investment objective of long-term growth of capital, the Fund may invest up to 35% of its total assets in investment grade bonds that are issued by corporate or governmental entities and that have maturities no longer than seven years. The Fund may invest up to 10% of its net assets in convertible securities rated below investment grade. When the International Equity Team considers market, economic, political or currency conditions abroad to be unstable, the Fund may assume a temporary defensive position by investing all or a significant portion of its assets in securities of U.S. and Canadian issuers or by holding cash or short-term money market investments. Global Equity Fund's investments in money market instruments may be made indirectly through investments in a cash management investment fund established and managed by GE Investment Management at no additional cost to the Fund.


GLOBAL INCOME FUND

Global Income Fund's primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective. The Fund seeks to achieve these objectives by investing principally in high-quality bonds issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by U.S. or foreign companies.


The Fund's portfolio consists primarily of bonds rated within one of the two highest grades assigned by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P'), Moody's Investors Service, Inc. ('Moody's') or another nationally recognized statistical rating organization ('NRSRO') or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Normally, at least 65% of the Fund's total assets consist of high-quality bonds (and receivables from the sale of such bonds), denominated in foreign currencies or U.S. dollars, of issuers located in at least three of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand, the United Kingdom and the United States. No more than 40% of the Fund's assets normally are invested in securities of issuers located in any one country other than the United States. Up to 5% of the Fund's total assets may be invested in bonds convertible into equity securities. At least 65% of the Fund's total assets normally are invested in income producing securities.



The Fund may invest up to 35% of its total assets in bonds rated below the two highest grades assigned by an NRSRO. Except as noted below, these securities must be investment grade (that is, rated at least BBB


                              --------------------

                               Prospectus Page 22

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund


by S&P, Baa by Moody's or comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality). Within this 35% limitation, the Fund may invest up to 20% of its total assets in bonds that are below investment grade. These bonds may be rated as low as D by S&P, C by Moody's or comparably rated by another NRSRO or, in the case of bonds assigned a short-term debt rating, as low as D by S&P or comparably rated by another NRSRO or, if not so rated, determined by Mitchell Hutchins to be of comparable quality. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. Mitchell Hutchins will purchase such securities for the Fund only when it concludes that the anticipated return to the Fund on such investments warrants exposure to the additional level of risks. Lower-rated bonds are often issued by businesses and governments in emerging markets. Because the Fund may also invest in emerging market bonds that are investment grade, the Fund's total investment in emerging market bonds may exceed the 20% noted above.


In the event that, due to a downgrade of one or more bonds, an amount in excess of 20% of the Fund's total assets is held in securities rated below investment grade and comparable unrated securities, Mitchell Hutchins will engage in an orderly disposition of such securities to the extent necessary to ensure that the Fund's holdings of such securities do not exceed 20% of the Fund's total assets.


The Fund may invest up to 35% of its total assets in mortgage-backed securities of U.S. or foreign issuers that are rated in one of the two highest rating categories by S&P, Moody's or another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Up to 20% of the Fund's total assets may be invested in bonds that are not paying current income. The Fund may purchase these bonds if Mitchell Hutchins believes that they have a potential for capital appreciation.


--------------------------------------------------------------------------------
                        INVESTMENT PHILOSOPHY & PROCESS
--------------------------------------------------------------------------------

ASIA PACIFIC GROWTH FUND


Stock selection is at the heart of Schroder Capital's investment philosophy. Its approach to selecting investments emphasizes fundamental company analysis. Schroder Capital's stock selection focuses on Asia Pacific Region companies that it believes have a sustainable competitive advantage and whose growth potential is undervalued by other investors. In selecting companies for investment, Schroder Capital considers historical growth rates and future growth prospects, management capability, the ability of the company to access capital, government regulation, market share, profit margins, competitive position in both domestic and export markets and other factors. Schroder Capital allocates investments among Asia Pacific Region countries based on its assessment of the likelihood that those countries will have favorable long-term business environments.



Schroder Capital is committed to maximizing risk- adjusted returns for investors through comprehensive research conducted by an extensive network of locally based analysts. This investment approach is consistent with the Fund's overall strategy of taking a long-term view to investment based upon its assessment of growth potential. Schroder Capital is a wholly owned indirect subsidiary of Schroders plc, the holding company parent of an international group of banks and financial services companies ('Schroder Group'), with associated companies and investment and representative offices located around the world. Schroder Capital believes that one of its key strengths is the Schroder Group's worldwide network of investment management affiliates and access to its extensive network of research offices, many long established, in the Asia Pacific Region, including, as of December 31, 1997, offices in Bangkok, Beijing, Hong Kong, Singapore, Manila, Seoul, Sydney, Jakarta, Kuala Lumpur, Shanghai, Taipei and Tokyo. As of that date, Schroder Capital's global research network was staffed by over 50 investment professionals, including 10 Asia Pacific Region specialists in Schroder Capital's London office.



Each year, the Schroder Group researches and conducts on-site visits with approximately 1,200 companies in the Asia Pacific Region countries. Of those


                              --------------------

                               Prospectus Page 23

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund


companies, the Schroder Group's investment professionals further develop extensive management contacts with, and produce independent forecasts of earnings estimates for, approximately 550 companies. Schroder Capital's analysis includes small and medium-sized companies, as well as the larger capitalization companies.

Starting in mid-1997, some Asia Pacific Region countries began to experience currency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. While the currency crisis diminished prospects for short-term corporate earnings growth, International Monetary Fund initiatives may persuade governments and corporations to restructure the financial sector in a manner that would be a positive long-term factor for the Asia Pacific Region. Such restructuring may provide for a return to high levels of long-term economic activity and the return of economic conditions that have supported economic growth in the Asia Pacific Region in the past. There can be no assurance that economic growth in the Asia Pacific Region will occur, that the growth rate will be as high on either an absolute or relative scale as in the past or that market performance will reflect any actual economic growth in the Asia Pacific Region overall. Many of the countries within the Asia Pacific Region may experience political, social or economic instability.


EMERGING MARKETS EQUITY FUND

In selecting emerging market equity securities for Emerging Markets Equity Fund, Schroder Capital combines rigorous, fundamental research with a quantitative assessment of the economic potential of the various countries in which investments might be made. Schroder Capital focuses on companies in emerging market countries where it believes there is likely to be a favorable long-term business environment and where it believes a company's growth is less likely to be impeded by adverse macro-economic or political factors. Within those countries, Schroder Capital selects stocks of companies that, based on its analysis of fundamental corporate data, it believes have a sustainable competitive advantage and whose growth potential is undervalued by other investors.

Schroder Capital believes that one of its key strengths is the Schroder Group's worldwide network of investment management affiliates and access to its network of local research offices, many long established, in emerging market countries. Each year, the Schroder Group researches and conducts on-site visits with approximately 1,200 companies in emerging market countries. Of those companies, the Schroder Group's investment professionals further develop extensive management contacts with, and produce independent forecasts of earnings estimates for, approximately 1,000 companies. Schroder Capital's analysis includes small and medium-sized companies, as well as the larger capitalization companies.


GLOBAL EQUITY FUND


In selecting equity securities for Global Equity Fund, the International Equity Team ('Team') at GE Investment Management searches for growth companies selling at reasonable prices, with an emphasis on undervalued medium- to large-size growth companies with a global presence. The investment process employed by the Team involves several steps.

First, the Team carefully screens a universe of thousands of global stocks by comparing each company's price-to-cash flow ratio with its long-term growth. This evaluation helps eliminate companies whose stock prices are too expensive, typically resulting in a list of several hundred stocks. Next, this smaller group of stocks is rigorously analyzed by the Team's experienced investment professionals. This step, which is designed to determine whether a stock's price reflects its true value and whether the market may eventually recognize the stock's value, reduces the universe to fewer stocks.

Finally, the Team looks for a catalyst (such as new management, new products or changing industry dynamics) that might cause the market to realize a stock is undervalued. This process typically results in fewer than 100 stocks that the Team will buy for the Fund's portfolio.

The strength of the Team's conviction about each company is part of what determines the size of each holding.


The Team regularly reviews the equity securities held in the Fund's portfolio to assess risks, such as stability in the political and economic conditions of underlying countries, fluctuations in currency rates, liquidity, changes in company earnings and other relevant factors.

GLOBAL INCOME FUND

Global Income Fund's investment policies are designed to enable it to capitalize on unique investment opportunities presented throughout the world and in international financial markets influenced by the increasing interdependence of economic cycles and currency exchange rates. Over the past decade, bonds offered by certain foreign governments provided higher investment returns than U.S. government debt securities. Such returns reflect interest rates and other
                              --------------------

                               Prospectus Page 24

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund


market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies, which have had a substantial impact on investment in foreign bonds. The importance of global debt markets is illustrated by the Salomon Brothers World Government Bond Market Index, a popular index used to assess both U.S. government and foreign government debt markets. As of December 31, 1997, more than 65% of this index was represented by securities denominated in currencies other than the U.S. dollar.

The Global Fixed Income Management Team at Mitchell Hutchins relies on fundamental economic strength, credit quality and currency and interest rate trends as the principal determinants of the various country, geographic and industry sector weightings within the Fund's portfolio. In addition, certain of the Fund's assets are invested in bonds of U.S. governmental and corporate issuers. The Global Fixed Income Management Team believes that over time investment in a composite of foreign fixed income markets and in the U.S. government and corporate bond markets is less risky than a portfolio comprised exclusively of foreign securities and provides investors with the potential to earn a higher return than a portfolio invested exclusively in U.S. debt securities.


--------------------------------------------------------------------------------
                                  PERFORMANCE
--------------------------------------------------------------------------------


These charts show the total returns for the Funds. Sales charges have not been deducted from total returns for Class A, B and C shares. Returns would be lower if sales charges were deducted. Average annual total returns both before and after deducting the maximum sales charges are shown below in the tables that follow the performance charts. Past results are not a guarantee of future results.

ASIA PACIFIC GROWTH FUND

                3/25/97-12/31/97
Class A              -33.92%
Class B              -34.32%
Class C              -34.32%



The 1997 return represents the period from inception on March 25, 1997 through December 31, 1997. The Fund had no Class Y shares outstanding during the period shown.


TOTAL RETURN
  As of October 31, 1997
                                      CLASS A    CLASS B     CLASS C     CLASS Y
                                      SHARES      SHARES      SHARES      SHARES
                                      -------    --------    --------    --------
LIFE (3/25/97 - 10/31/97)
  Before deducting maximum sales
     charges.......................   (28.32)%    (28.64)%    (28.64)%     N/A
  After deducting maximum sales
     charges.......................   (31.55)%    (32.21)%    (29.35)%     N/A


                              --------------------

                               Prospectus Page 25

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund


EMERGING MARKETS EQUITY FUND


                     1/19/94-12/31/94     1995         1996        1997
Class A                     -12.58%     -11.20%        4.86%      -4.53%
Class B                                   0.55%        4.14%      -4.52%
Class C                     -13.17%     -11.87%        4.03%      -5.34%
Class Y                     -12.33%     -10.92%        5.05%      -4.50%



The 1994 return for Class A, Class C and Class Y shares represents the period from inception on January 19, 1994 through December 31, 1994. The 1995 return for Class B shares represents the period from inception on December 5, 1995 to December 31, 1995. Schroder Capital was appointed sub-adviser for Emerging Markets Equity Fund effective February 25, 1997; thus, while past performance is never a guarantee of future results, information for periods prior to that date may be less relevant than would otherwise be the case.



AVERAGE ANNUAL RETURNS
  As of October 31, 1997
                                       CLASS A     CLASS B     CLASS C     CLASS Y
                                      ---------   ---------   ---------   ---------
Inception Date.....................     1/19/94     12/5/95     1/19/94     1/19/94
ONE YEAR
  Before deducting maximum sales
     charges.......................     (0.74)%     (1.39)%     (1.61)%     (0.53)%
  After deducting maximum sales
     charges.......................     (5.25)%     (6.39)%     (2.61)%     (0.53)%
LIFE
  Before deducting maximum sales
     charges.......................     (6.13)%      0.34%      (6.85)%     (5.90)%
  After deducting maximum sales
     charges.......................     (7.27)%     (1.76)%     (6.85)%     (5.90)%


                              --------------------

                               Prospectus Page 26

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund



GLOBAL EQUITY FUND


             11/14/91-12/31/91      1992        1993         1994        1995        1996        1997
Class A               2.42%         3.26%      30.77%       -2.53%      13.54%      14.80%       6.34%
Class B                                                                  1.29%      13.91%       5.49%
Class C                                        17.39%       -3.12%      12.76%      13.91%       5.55%
Class Y                                        18.19%       -2.16%      13.90%      15.12%       6.79%



The 1991 return for Class A shares represents the period from inception on November 14, 1991 through December 31, 1991. The 1995 return for Class B shares represents the period from inception on August 25, 1995 through December 31, 1995. The 1993 returns for Class C and Class Y shares represent the period from inception on May 10, 1993 through December 31, 1993.

AVERAGE ANNUAL RETURNS
  As of October 31, 1997
                                      CLASS A     CLASS B     CLASS C     CLASS Y
                                      --------    --------    --------    --------
Inception Date.....................   11/14/91     8/25/95     5/10/93     5/10/93
ONE YEAR
  Before deducting maximum sales
     charges.......................      8.87%       8.05%       8.05%       9.31%
  After deducting maximum sales
     charges.......................      3.98%       3.05%       7.05%       9.31%
FIVE YEARS
  Before deducting maximum sales
     charges.......................     12.04%      N/A         N/A         N/A
  After deducting maximum sales
     charges.......................     11.00%      N/A         N/A         N/A
LIFE
  Before deducting maximum sales
     charges.......................     10.76%       8.63%       9.74%      10.92%
  After deducting maximum sales
     charges.......................      9.90%       7.38%       9.74%      10.92%

                              --------------------

                               Prospectus Page 27

                         ------------------------------


                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                               GLOBAL INCOME FUND

             3/20/87-12/31/87    1988      1989       1990     1991       1992        1993      1994       1995      1996      1997
Class A                                                      11.11%      1.22%      14.16%    -3.89%     13.20%     7.13%     3.84%
Class B         17.58%         12.15%     5.44%     17.72%   10.75%      0.38%      13.36%    -4.77%     12.39%     6.34%     3.06%
Class C                                                                  0.10%      13.64%    -4.43%     12.54%     6.70%     3.33%
Class Y                                                       9.83%      1.51%      14.54%    -3.74%     13.53%     7.54%     4.05%

The 1991 return for Class A shares represents the period from inception on July 1, 1991 through December 31, 1991. The 1987 return for Class B shares represents the period from inception on March 20, 1987 through December 31, 1987. The 1992 return for Class C shares represents the period from inception on July 2, 1992 through December 31, 1992. The 1991 return for Class Y shares represents the period from inception on August 26, 1991 through December 31, 1991.

AVERAGE ANNUAL RETURNS
  As of October 31, 1997

                                      CLASS A     CLASS B     CLASS C     CLASS Y
                                      --------    --------    --------    --------
Inception Date.....................     7/1/91     3/20/87      7/2/92     8/26/91
ONE YEAR
  Before deducting maximum sales
     charges.......................      4.99%       4.11%       4.48%       5.20%
  After deducting maximum sales
     charges.......................      0.75%     (0.89)%       3.73%       5.20%
FIVE YEARS
  Before deducting maximum sales
     charges.......................      6.64%       5.81%       6.10%       6.91%
  After deducting maximum sales
     charges.......................      5.78%       5.49%       6.10%       6.91%
TEN YEARS (OR LIFE OF CLASS)
  Before deducting maximum sales
     charges.......................      7.23%       9.02%       5.82%       7.43%
  After deducting maximum sales
     charges.......................      6.55%       9.02%       5.82%       7.43%

                              --------------------

                               Prospectus Page 28

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

PERFORMANCE INFORMATION

The Funds perform a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in a Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized returns for Class A shares of the Funds reflect deduction of the Funds' maximum initial sales charge of 4.5% (4% in the case of Global Income Fund) at the time of purchase, and standardized returns for the Class B and Class C shares of the Funds reflect deduction of the applicable contingent deferred sales charge imposed on the sale of shares held for the period. One-, five-and ten-year periods will be shown, unless the Fund or Class has been in existence for a shorter period. If so, returns will be shown for the period since inception, known as 'Life.' Total return calculations assume reinvestment of dividends and other distributions.

The Funds may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were deducted.

Global Income Fund also may advertise its yield. Yield reflects investment income net of expenses over a 30-day (or one month) period on a Fund share. Yield is expressed as an annualized percentage of the maximum offering price for a Fund share at the end of the period. For Class B, C and Y shares, the maximum offering price is the same as the net asset value per share. Yield computations differ from other accounting methods and may differ from dividends actually paid or reported net income.

Total return information reflects past performance and does not indicate future results. The investment return and principal value of shares of the Funds will fluctuate. The amount investors receive when selling shares may be more or less than what they paid. Further information about each Fund's performance is contained in its Annual Report to shareholders, which may be obtained without charge by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

--------------------------------------------------------------------------------
                             THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


EQUITY SECURITIES include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depository receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.


Preferred stock has certain fixed income features, like a bond, but is actually equity in a company, like common stock. Convertible securities may include debentures, notes and preferred equity securities, that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Depository receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.


BONDS are fixed or variable rate debt obligations, including notes, debentures, and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Bonds have varying degrees of investment risk and varying levels of sensitivity to changes in interest rates.


                              --------------------

                               Prospectus Page 29

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

RISKS

EQUITY SECURITIES. While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities, and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment.


BONDS. Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and bond prices will fall, lowering the value of a Fund's investments in bonds. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and principal on the bond. In addition, there is a risk that bonds will be downgraded by rating agencies, which can be expected to lower value and liquidity. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the volatility of the security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.



Bonds rated below investment grade (that is, rated lower than BBB by S&P, Baa by Moody's, comparably rated by another NRSRO or determined to be of similar quality), generally offer a higher current yield than that available for higher grade issues, but they involve higher risks. They are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. Such securities, commonly referred to as 'junk bonds,' are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities may be rated in the lowest rating category by a ratings agency and may be in default.


During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.


CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.



FOREIGN INVESTING. Investing in foreign securities involves more risks than investing in the United States. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.


In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Foreign securities markets may be less liquid and subject to less regulation than the U.S. securities markets. The costs of investing outside the United States frequently are

                              --------------------

                               Prospectus Page 30

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

Investments in foreign government bonds involve special risks. The issuer of the bond or the governmental authorities that control the repayment of the bond may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of the bond, and a Fund may have limited legal recourse in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

INVESTING IN EMERGING MARKETS. Investing in securities issued by companies located in emerging markets involves additional risks. These countries typically have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets may also result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.


The emerging markets in which the Funds may invest include formerly communist countries of Eastern Europe, the Commonwealth of Independent States (formerly the Soviet Union) and the People's Republic of China. Upon the accession to power of communist regimes approximately 50 to 80 years ago, the governments of a number of these countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no assurance that a Fund's investments in these countries, if any, would not also be expropriated, nationalized or otherwise confiscated, in which case the Fund could lose its entire investment in the country involved. In addition, any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring. The Funds may invest in Hong Kong, which reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time. However, a Fund's investments in Hong Kong may now be subject to the same or similar risks as any investment in China.

CURRENCY. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of a Fund's foreign investments. A Fund's share value may change significantly when investments are denominated in foreign currencies. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. Currency exchange rates can also be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation or other political or economic developments inside and outside the United States.


CURRENCY-LINKED INVESTMENTS. The Funds may invest in securities that are indexed to specific foreign currency exchange rates. The principal amount of these securities may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A Fund may experience loss of principal due to these adjustments.



DERIVATIVES. Some of the instruments in which the Funds may invest may be referred to as 'derivatives,' because their value depends on (or 'derives' from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. There is limited consensus as to what constitutes a 'derivative' security. However, in Mitchell Hutchins' view, derivative securities also include 'stripped' securities, specially structured types of mortgage- and asset-backed securities and dollar denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins and the sub-advisers take these risks into account in their management of the Funds.



COUNTERPARTIES. The Funds may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, Mitchell Hutchins and the sub-advisers, subject to the supervision of the Funds' boards, monitor and evaluate the creditworthiness of the parties with which each Fund does business.



U.S. GOVERNMENT SECURITIES. The U.S. government securities in which Global Income Fund may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by U.S. government agencies and instrumentalities, including U.S. government mortgage-backed securities.


                              --------------------

                               Prospectus Page 31

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

Global Income Fund may invest in 'zero coupon' Treasury securities, which are Treasury bills, notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interest in such stripped debt obligations and coupons. A zero coupon security pays no cash interest to its holder prior to maturity. Accordingly, these securities usually are issued and traded at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current income payments. Federal tax law requires that the holder of a zero coupon security include in gross income each year the original issue discount that accrues on the security for the year, even though the holder receives no interest payment on the security during the year. For additional discussion of the tax treatment of zero coupon securities, see 'Taxes' in the Statement of Additional Information.


Global Income Fund may also invest in Treasury Inflation-Protection Securities ('TIPS'), which are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIPS is payable semi annually on the adjusted principal value. The principal value of TIPS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while the Fund holds TIPS, the Fund may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time.




MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are bonds that represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate.



Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this Prospectus as 'CMOs.' Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk, and evaluating them requires special knowledge.


A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or 'speed' of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.


Because of prepayments, mortgage-backed securities may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security.


CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ('IO') and principal-only ('PO') classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal

                              --------------------

                               Prospectus Page 32

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certan ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.


The market for privately issued mortgage-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than U.S. markets, but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.



During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities in which a Fund may invest, including IO and PO classes of mortgage-backed securities, can be extremely volatile and these securities may become illiquid. Mitchell Hutchins seeks to manage the Fund's investments in mortgage-backed securities so that the volatility of the Fund's portfolio, taken as a whole, is consistent with the Fund's investment objective. If market interest rates or other factors that affect the volatility of securities held by the Fund change in ways that Mitchell Hutchins does not anticipate, the Fund's ability to meet its investment objective may be reduced.



LOAN PARTICIPATIONS AND ASSIGNMENTS. Global Income Fund may invest in fixed and floating rate loans arranged through private negotiations with a U.S. or foreign borrower. These investments normally are participations in or assignments of all or a portion of loans made by banks. Participations typically will result in the Fund's having a contractual relationship only with the lender, not with the borrower. In a participation, the Fund is entitled to receive payments of principal, interest and any loan fees by the lender only when and if they are received. Also, the Fund may not directly benefit from any collateral supporting the underlying loan. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. If the lender becomes insolvent, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In a loan assignment, the Fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments on to the Fund.


NON-DIVERSIFIED STATUS. Global Income Fund is 'non-diversified,' as that term is defined in the 1940 Act, but it intends to continue to qualify as a 'regulated investment company' for federal income tax purposes. See 'Dividends & Taxes.' This means, in general, that more than 5% of the total assets of the Fund may be invested in securities of one issuer (including a foreign government), but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were 'diversified' (as defined in the 1940 Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range of securities, in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return and the price of Fund shares.


YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, each of the Funds could be adversely affected if the computer systems used by its investment adviser, sub-advisers and other service providers and


                              --------------------

                               Prospectus Page 33

                         ------------------------------


                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund


entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the 'Year 2000 Issue.' Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.


OTHER INVESTMENT TECHNIQUES AND STRATEGIES


HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS. Each Fund may use certain instruments and strategies designed to adjust the overall risk of its investment portfolio ('hedge') or, in the case of Global Income Fund, to enhance income or realize gains. Use of derivative instruments solely to enhance income or realize gains may be considered a form of speculation. These strategies involve derivative instruments, including options (both exchange traded and over-the-counter), futures contracts and forward currency contracts. In addition, Asia Pacific Growth Fund and Global Income Fund may use interest rate swaps and similar contracts to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities that either Fund anticipates purchasing at a later date. Asia Pacific Growth Fund may also engage in currency swaps. New financial products and risk management techniques continue to be developed, and they may be used by any Fund if consistent with its investment objective and policies. The Funds' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. In addition, in some countries there may not be a market for derivative instruments, or it may be too small to permit effective hedging. The Statement of Additional Information contains further information on these derivative instruments and related strategies.



The Funds might not use any derivative instruments or strategies, and there can be no assurance that using any strategy will succeed. If Schroder Capital, GE Investment Management or Mitchell Hutchins, as applicable, is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative instrument or strategy, a Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use derivative instruments are different from those needed to select securities for the Funds;

o the possibility of imperfect correlation, or even no correlation, between price movements of derivative instruments used in hedging strategies and price movements of the securities or currencies being hedged;

o possible constraints placed on a Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain 'cover' or to segregate securities; and

o the possibility that a Fund is unable to close out or liquidate its hedged position.

REPURCHASE AGREEMENTS. Each Fund may use repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins or a sub-adviser to present minimum credit risks in accordance with guidelines established by the Fund's board.


REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements with banks and securities dealers up to the percentages specified below under 'Other Information.' Such agreements involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Fund may purchase securities on a 'when-issued' basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to the Funds later than the normal settlement date for such securities at a stated price and yield. The Funds

                              --------------------

                               Prospectus Page 34

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund undertakes a when-issued or delayed-delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a Fund on a when-issued or delayed-delivery basis may result in that Fund's incurring or missing an opportunity to make an alternative investment. Depending on market conditions, a Fund's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed-delivery securities held by that Fund, exceeds its net assets. When-issued and delayed-delivery securities will not exceed 10% of Global Equity Fund's net assets.

LENDING PORTFOLIO SECURITIES. Each Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of that Fund's total assets. Lending securities enables a Fund to earn additional income, but could result in a loss or delay in recovering these securities.

PORTFOLIO TURNOVER. Each Fund's portfolio turn-over rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins or a sub-adviser deems portfolio changes appropriate. A higher turnover rate (100% or more) for a Fund will involve correspondingly greater transaction costs, which will be borne directly by the Fund, and may increase the potential for short-term capital gains.

TEMPORARY DEFENSIVE POSITIONS. When Mitchell Hutchins or a sub-adviser, as applicable, believes that unusual circumstances warrant a defensive posture, each Fund may temporarily commit all or any portion of its assets to cash (U.S. dollars or foreign currencies) or investment grade money market instruments of U.S. or foreign issuers, including repurchase agreements.


ILLIQUID SECURITIES. Global Equity Fund and Global Income Fund each may invest up to 10% of its net assets, and Emerging Markets Equity Fund and Asia Pacific Growth Fund up to 15% of its net assets, in illiquid securities, including certain cover for over-the-counter options and securities whose disposition is restricted under the federal securities laws other than those Mitchell Hutchins, or a sub-adviser, as applicable, has determined to be liquid pursuant to guidelines established by a Fund's board. To the extent that securities are freely tradeable in the country in which they are principally traded, they are not considered illiquid even if they are not freely tradeable in the United States. Each Fund may invest in restricted securities that are eligible for resale to qualified institutional buyers pursuant to SEC Rule 144A, but a Fund will not consider those securities to be illiquid if Mitchell Hutchins or a sub-adviser, as applicable, determines them to be liquid in accordance with procedures approved by the Fund's board. The lack of a liquid secondary market for illiquid securities may make it more difficult for a Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.



OTHER INFORMATION. Each Fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes in the following amounts of total assets: Asia Pacific Growth Fund-- 33 1/3%, Emerging Markets Equity Fund--33 1/3%, Global Equity Fund--20%, and Global Income Fund--10%. However, none of the Funds will purchase portfolio securities while borrowings (including reverse repurchase agreements) in excess of 5% of the value of its total assets are outstanding. Each Fund may sell securities short 'against the box.' When a security is sold against the box, the seller owns the security. In addition, each Fund may invest up to 10% of its total assets in the securities of other investment companies. To the extent a Fund invests in other investment companies, its shareholders incur duplicative fees and expenses, including investment advisory fees. Each Fund may invest up to 35% of its total assets in cash (U.S. dollars or foreign currencies) or investment grade money market instruments of U.S. or foreign issuers for liquidity purposes, pending investment in other securities, to reinvest cash collateral from securities lending or, in the case of Global Income Fund, as part of its ordinary investment activities. Global Income Fund's investment of cash collateral from securities lending in such money market instruments is not subject to this 35% limitation.


                              --------------------

                               Prospectus Page 35

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                               FLEXIBLE PRICING(SM)

--------------------------------------------------------------------------------

Each Fund offers through this Prospectus four classes of shares that differ in terms of sales charges and expenses. An investor can select from among Classes A, B and C the class that is best suited to his or her investment needs, based upon the holding period and the amount of investment. Certain eligible investors may select Class Y.

CLASS A SHARES

HOW PRICE IS CALCULATED: The price is the net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price or, in the case of Global Income Fund, 4% of the public offering price) next calculated after PaineWebber's New York City headquarters or PFPC Inc., the Funds' transfer agent ('Transfer Agent'), receives the purchase order. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares. Class A shares sales charges are calculated as follows:

ASIA PACIFIC GROWTH FUND, EMERGING MARKETS
EQUITY FUND AND GLOBAL EQUITY FUND


                                             SALES CHARGE AS A
                                               PERCENTAGE OF                DISCOUNT TO
                                         -------------------------       SELECTED DEALERS
                                         OFFERING       NET AMOUNT         AS PERCENTAGE
AMOUNT OF INVESTMENT                      PRICE          INVESTED        OF OFFERING PRICE
-----------------------------------      --------       ----------       -----------------
Less than $50,000..................        4.50%           4.71%                4.25%
$50,000 to $99,999.................        4.00            4.17                 3.75
$100,000 to $249,999...............        3.50            3.63                 3.25
$250,000 to $499,999...............        2.50            2.56                 2.25
$500,000 to $999,999...............        1.75            1.78                 1.50
$1,000,000 and over (1)............        None            None                 1.00(2)

GLOBAL INCOME FUND

                                             SALES CHARGE AS A
                                               PERCENTAGE OF                DISCOUNT TO
                                         -------------------------       SELECTED DEALERS
                                         OFFERING       NET AMOUNT         AS PERCENTAGE
AMOUNT OF PURCHASE                        PRICE          INVESTED        OF OFFERING PRICE
-----------------------------------      --------       ----------       -----------------
Less than $100,000.................        4.00%           4.17%                3.75%
$100,000 to $249,999...............        3.00            3.09                 2.75
$250,000 to $499,999...............        2.25            2.30                 2.00
$500,000 to $999,999...............        1.75            1.78                 1.50
$1,000,000 and over (1)............        None            None                 1.00(2)

------------------

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of any dividends or other distributions are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan are not subject to this charge. However, investors may withdraw annually no more than 12% of the value of the Fund account under the Plan in the first year after purchase.


(2) Mitchell Hutchins pays 1% to PaineWebber.

SALES CHARGE REDUCTIONS & WAIVERS

Investors who are purchasing Class A shares in more than one PaineWebber mutual fund may combine those purchases to get a reduced sales charge. Investors who already own Class A shares in one or more PaineWebber mutual funds may combine the amount they are currently purchasing with the value of such previously owned shares to qualify for a reduced sales charge. To determine the sales charge reduction in either case, please refer to the charts above.

Investors may also qualify for a lower sales charge when they combine their purchases with those of:

o their spouses, parents or children under age 21;

o their Individual Retirement Accounts (IRAs);

o certain employee benefit plans, including 401(k) plans;

o any company controlled by the investor;


                              --------------------

                               Prospectus Page 36

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

o trusts created by the investor;

o Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the investor or group of investors for the benefit of the investors' children; or

o accounts with the same adviser.

Employers who own Class A shares for one or more of their qualified retirement plans may also qualify for the reduced sales charge.

The sales charge will not apply when the investor:

o is an employee, director, trustee or officer of PaineWebber, its affiliates or any PaineWebber mutual fund;

o is the spouse, parent or child of any of the above;

o buys these shares through a PaineWebber investment executive who was formerly employed as a broker with a competing brokerage firm that was registered as a broker-dealer with the SEC; and

     o was the investment executive's client at the competing brokerage firm;

     o within 90 days of buying Class A shares in a Fund, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and (b) the investor either paid a sales charge to buy those shares, paid a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

     o the amount that the investor purchases does not exceed the total amount of money the investor received from the sale of the other mutual fund;

o is a certificate holder of unit investment trusts sponsored by PaineWebber and has elected to have dividends and other distributions from that investment automatically invested in Class A shares;


o is an employer establishing an employee benefit plan qualified under section 401, including a salary reduction plan qualified under section 401(k), or section 403(b) of the Internal Revenue Code ('Code') (each a 'qualified plan'). (This waiver is subject to minimum requirements, with respect to the number of employees and amount of plan assets, established by Mitchell Hutchins. Currently, the plan must have 50 or more eligible employees and at least $1 million in plan assets.) For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested;

o is a participant in the PaineWebber Members Only Program(Trademark). For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested;

o is a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed 1% of the amount invested;

o acquires Class A shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived; or

o acquires Class A shares in connection with a reorganization pursuant to which a Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Fund.

For more information on how to get any reduced sales charge, investors should contact their investment executive at PaineWebber or one of its correspondent firms or call 1-800-647-1568. Investors must provide satisfactory information to PaineWebber or the Fund if they seek any of these sales charge reductions or waivers.

CLASS B SHARES

HOW PRICE IS CALCULATED: The price is the net asset value next calculated after

PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. The ongoing expenses investors pay for Class B shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class B shares, 100% of their purchase is immediately invested.


                              --------------------

                               Prospectus Page 37

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

Depending on how long they own their Fund investment, investors may have to pay a sales charge when they sell their Fund shares. This sales charge is called a 'contingent deferred sales charge.' The amount of the charge depends on how long the investor owned the shares. The sales charge is calculated by multiplying the offering price (the net asset value of the shares at the time of purchase) or the net asset value of the shares at the time of sale by the shareholder, whichever is less, by the percentage shown on the following table. Investors who own shares for more than six years do not have to pay a sales charge when selling those shares.

                                     PERCENTAGE BY WHICH
                                       THE SHARES' NET
                                            ASSET
          IF THE INVESTOR                 VALUE IS
       SELLS SHARES WITHIN:              MULTIPLIED:
-----------------------------------  -------------------
1st year since purchase                      5%
2nd year since purchase                       4
3rd year since purchase                       3
4th year since purchase                       2
5th year since purchase                       2
6th year since purchase                       1
7th year since purchase                     None

CONVERSION OF CLASS B SHARES

Class B shares automatically convert to the appropriate number of Class A shares of equal dollar value after the investor has owned them for six years. Dividends and other distributions paid to the investor by the Fund in the form of additional Class B shares will also convert to Class A shares on a pro-rata basis. This benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. If the investor has exchanged Class B shares between PaineWebber funds, the Fund uses the purchase date at which the initial investment was made to determine the conversion date.

MINIMIZING THE CONTINGENT DEFERRED
SALES CHARGE

When investors sell Class B shares they have owned for less than six years, the Fund automatically will minimize the sales charge by assuming the investors are selling:

o First, Class B shares owned through reinvested dividends and capital gain distributions; and

o Second, Class B shares held in the portfolio the longest.

WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will not apply to:


o sales of shares under the Fund's 'Systematic Withdrawal Plan' (investors may withdraw annually no more than 12% of the value of the Fund account under the
  Plan);


o a distribution from an IRA, a self-employed individual retirement plan ('Keogh Plan') or a custodial account under Section 403(b) of the Code (after the investor reaches age 59 1/2);


o a tax-free return of an excess IRA contribution;

o a tax-qualified retirement plan distribution following retirement; or

o Class B shares sold within one year of an investor's death if the investor owned the shares at the time of death either as the sole shareholder or with his or her spouse as a joint tenant with the right of survivorship.

Investors must provide satisfactory information to PaineWebber or the Fund to seek any of these waivers.

CLASS C SHARES

HOW PRICE IS CALCULATED: The price of Class C shares is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Investors do not pay an initial sales charge when they buy Class C shares, but the ongoing expenses of Class C shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class C shares, 100% of their purchase is immediately invested. Class C shares never convert to any other class of shares.


A contingent deferred sales charge of 1% (0.75% in the case of Global Income

Fund) of the offering price (the net asset value at the time of purchase) or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Other PaineWebber mutual funds may impose a different contingent deferred sales charge on Class C shares sold within one year of the purchase date. A sale of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on Class C shares of the PaineWebber mutual fund originally purchased. Class C shares representing reinvestment of any dividends or capital gain distributions will not be subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan also will not be subject to this charge. However, investors may withdraw no more than 12% of the value of the Fund account under the Plan in the first year after purchase.


                              --------------------

                               Prospectus Page 38

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

CLASS Y SHARES

HOW PRICE IS CALCULATED: Eligible investors may purchase Class Y shares at the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Because investors do not pay an initial sales charge when they buy Class Y shares, 100% of their purchase is immediately invested. No contingent deferred sales charge is imposed on Class Y shares, and the ongoing expenses for Class Y shares are lower than for the other classes because Class Y shares are not subject to Rule 12b-1 distribution or service fees.


LIMITED GROUPS OF INVESTORS. Only the following investors are eligible to buy Class Y shares:



o a participant in one of the PW Programs listed below when Class Y shares are purchased through that PW Program;


o an investor who buys $10 million or more at any one time in any combination of PaineWebber mutual funds in the Flexible Pricing System(Service Mark);

o a qualified plan that has either
    5,000 or more eligible employees or

    $50 million or more in assets;

o an investment company advised by PaineWebber or an affiliate of PaineWebber;
  and

o for Global Equity Fund and Global Income Fund, the trustee of the PaineWebber Savings Investment Plan ('PW SIP').


PACE MULTI-ADVISOR PROGRAM. An investor who participates in the PACE Multi-Advisor Program is eligible to purchase Class Y shares. The PACE Multi-Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE Multi-Advisor Program is subject to payment of an advisory fee at the maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee.



Please contact your PaineWebber investment executive or PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACE Multi-Advisor Program.



INSIGHT. An investor who participates in the INSIGHT Advisory Program ('INSIGHT'), a total portfolio asset allocation program sponsored by PaineWebber, is eligible to purchase Class Y shares. Participation in INSIGHT is subject to payment of an advisory fee to PaineWebber at the maximum annual rate of 1.5% of assets held through the program. Employees of PaineWebber and its affiliates are entitled to a 50% reduction in the fee otherwise payable for participation in INSIGHT.



PURCHASES BY THE TRUSTEE OF THE PW SIP. The Class Y shares of Global Equity Fund and Global Income Fund also are offered for sale to the trustee of the PW SIP, a defined contribution plan sponsored by Paine Webber Group Inc. ('PW Group'). The trustee of the PW SIP purchases and redeems these Class Y shares to implement the investment choices of individual plan participants with respect to their PW SIP contributions. Individual plan participants should consult the Summary Plan Description and other plan material of the PW SIP (collectively the 'Plan Documents') for a description of the procedures and limitations applicable to making and changing investment choices.



Copies of the Plan Documents are available from the Benefits Connection, 100 Halfday Road, Lincolnshire, IL 60069 or by calling 1-888-PWebber
(1-888-793-2237).



As described in the Plan Documents, the average net asset value per share at which Class Y shares of Global Equity Fund and Global Income Fund are purchased or redeemed by the trustee of the PW SIP for the accounts of individual participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the PW SIP.

--------------------------------------------------------------------------------
                               HOW TO BUY SHARES
--------------------------------------------------------------------------------


Prices are calculated for each class of a Fund's shares once each Business Day, at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). A 'Business Day' is any day, Monday

                              --------------------

                               Prospectus Page 39

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

through Friday, on which the New York Stock Exchange is open for business. The Funds and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing an order to buy shares, investors should specify which class of shares they want to buy. If investors fail to specify the class, they will automatically receive Class A shares, which include an initial sales charge. Investors in Class Y shares must provide satisfactory information to PaineWebber or an individual Fund that they are eligible to purchase Class Y shares.

PAINEWEBBER CLIENTS

Investors who are PaineWebber clients may buy shares through PaineWebber investment executives or its correspondent firms. Investors may buy shares in person, by mail, by telephone or by wire (the minimum wire purchase is $1 million). PaineWebber investment executives and correspondent firms are responsible for promptly sending investors' purchase orders to PaineWebber's New York City headquarters.

Investors may pay for their purchases with checks drawn on U.S. banks or with funds they have in their brokerage accounts at PaineWebber or its correspondent firms.

OTHER INVESTORS

Investors who are not PaineWebber clients may purchase Fund shares and set up an account through the Transfer Agent (PFPC Inc.) by completing an account application, which you may obtain by calling 1-800-647-1568. The application and check must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

Investors who are new to PaineWebber may complete and sign an account application and mail it along with a check. Investors may also open an account in person.

Investors who already have money invested in a PaineWebber mutual fund, and want to invest in another PaineWebber mutual fund, can:

o mail an application with a check; or

o open an account by exchanging from another PaineWebber mutual fund.

Investors do not have to send an application when making additional investments in the Fund.

MINIMUM INVESTMENTS

To open an account.................   $1,000
To add to an account...............   $  100

A Fund may waive or reduce these minimums for:

o employees of PaineWebber or its affiliates;

o participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan; or


o transactions in Class A and Class Y shares made in certain investment programs.


HOW TO EXCHANGE SHARES

As shareholders, investors have the privilege of exchanging Class A, B and C shares for the same class of most other PaineWebber mutual funds. Class Y shares are not exchangeable. For classes of shares where no initial sales charge is imposed, a contingent deferred sales charge may apply if the investor sells the shares acquired through the exchange.

Exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

o Investors who purchased their shares through an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by contacting their investment executive in person or by telephone, mail or wire.

o Investors who do not have an account with an investment executive at

  PaineWebber or one of its correspondent firms may exchange their shares by writing a 'letter of instruction' to the Transfer Agent. The letter of instruction must include:

      o the investor's name and address;

      o the Fund's name;

      o the Fund account number;

      o the dollar amount or number of shares to be sold; and

      o a guarantee of each registered owner's signature by an eligible institution, such as a commercial bank, trust company or stock exchange member.

The letter must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.


No contingent deferred sales charge is imposed when Class A, B or C shares are exchanged for the corresponding class of shares of other PaineWebber

                              --------------------

                               Prospectus Page 40

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

mutual funds. Fund will use the purchase date of the initial investment to determine any contingent deferred sales charge due when the acquired shares are sold. Fund shares may be exchanged only after the settlement date has passed and payment for the shares has been made. The exchange privilege is available only in those jurisdictions where the sale of the Fund shares to be acquired is authorized. This exchange privilege may be modified or terminated at any time and, when required by SEC rules, upon 60 days' notice. See the back cover of this Prospectus for a list of other PaineWebber mutual funds. PaineWebber S&P 500 Index Fund does not participate in the Flexible Pricing(Service Mark) System and is not available for exchanges.

--------------------------------------------------------------------------------
                               HOW TO SELL SHARES
--------------------------------------------------------------------------------

Investors can sell (redeem) shares at any time. Shares will be sold at the share price for that class as next calculated after the order is received and accepted (less any applicable contingent deferred sales charge). Share prices are normally calculated at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time).

Investors who own more than one class of shares should specify which class they are selling. If they do not, the Fund will assume they are first selling their Class A shares, then Class C, then Class B and last, Class Y.

If a shareholder wants to sell shares that were purchased recently, the Fund may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms can sell their shares by contacting their investment executive. Investors who do not have an account and have bought their shares through the Fund's Transfer Agent (PFPC Inc.) may sell shares by writing a 'letter of instruction,' as detailed in 'How to Exchange Shares.'

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to purchase back all Fund shares in any shareholder account with a net asset value of less than $500.

If a Fund elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. A Fund will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

SALES BY PARTICIPANTS IN PW SIP

The trustee of the PW SIP sells Class Y shares of Global Equity Fund and Global Income Fund to implement the investment choices of individual plan participants with respect to their PW SIP contributions, as described in the Plan Documents referenced under 'How to Buy Shares' above. The price at which Class Y shares are sold by the trustee of PW SIP might be more or less than the price per share at the time the participants made their investment choices.

REINSTATEMENT PRIVILEGE

Shareholders who sell their Class A shares may reinstate their Fund account without a sales charge up to the dollar amount sold by purchasing the Fund's Class A shares within 365 days after the sale. To take advantage of this reinstatement privilege, shareholders must notify their investment executive at PaineWebber or one of its correspondent firms at the time of purchase.

--------------------------------------------------------------------------------
                                 OTHER SERVICES
--------------------------------------------------------------------------------


Investors should consult their investment executives at PaineWebber or one of its correspondent firms to learn more about the following services available with respect to the Funds' Class A, B and C shares:





                              --------------------

                               Prospectus Page 41

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

AUTOMATIC INVESTMENT PLAN

Investing on a regular basis helps investors meet their financial goals. PaineWebber offers an Automatic Investment Plan with a minimum initial investment of $1,000 through which a Fund will deduct $50 or more on a monthly, quarterly, semi annual or annual basis from the investor's bank account to invest directly in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the Automatic Investment Plan enables the investor to use the technique of 'dollar cost averaging.'

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

o CLASS A AND CLASS C SHARES. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

o CLASS B SHARES. Minimum value of Fund shares is $20,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $200, $400, $600 and $800, respectively.


Withdrawals under the Systematic Withdrawal Plan will not be subject to a contingent deferred sales charge. An investor may withdraw no more than 12% of the value of the Fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this Plan.


INDIVIDUAL RETIREMENT ACCOUNTS

Self-directed IRAs are available through PaineWebber in which purchases of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.


TRANSFER OF ACCOUNTS

If investors holding shares of a Fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

Each Fund is governed by a board of trustees, which oversees the Fund's operations. Each board has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board). Mitchell Hutchins is responsible for the day-to-day management of Global Income Fund's investments and has appointed the sub-advisers to be responsible for the day-to-day management of the other Funds' investments, as described below.

In accordance with procedures adopted by each Fund's board, brokerage transactions for each Fund may be conducted through PaineWebber or its affiliates or the affiliates of a sub-adviser, and each Fund may pay fees to PaineWebber for its services as lending agent in its portfolio securities lending program. Personnel of Mitchell Hutchins and each sub-adviser may engage in securities transactions for their own accounts pursuant to each firm's code of ethics that establishes procedures for personal investing and restricts certain transactions.


ASIA PACIFIC GROWTH FUND. Schroder Capital is the Fund's sub-adviser. Since its founding in 1980, Schroder Capital has developed an expertise in Asia Pacific Region investments. Louise Croset and Heather Crighton, with the assistance of Schroder Capital's Asia Pacific Region investment committee, are primarily responsible for the day-to-day management of the Fund. Mesdames Croset and Crighton have served in this capacity since the Fund's inception. Ms. Croset, a first vice president and director of Schroder Capital, has been with the firm since 1993. Previously, she was a Vice President of Wellington Management Co. Ms. Croset has managed Asia Pacific Region equity investments for the past 14 years. Ms. Crighton, a first vice president of Schroder
                              --------------------

                               Prospectus Page 42

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

Capital, has also been with the firm since 1993. Previously, she was fund manager at Mercantile & General Reinsurance Co. She has managed Asia Pacific Region equity investments for the past nine years.

EMERGING MARKETS EQUITY FUND. Schroder Capital is the Fund's sub-adviser. Schroder Group companies have invested internationally for over 50 years. Schroder Capital has developed an expertise in emerging markets investments and has 54 investment professionals located in 13 offices in emerging market countries around the world. John A. Troiano, with the assistance of an emerging markets investment committee, has been primarily responsible for the day-to-day management of Emerging Markets Equity Fund since Schroder Capital was appointed sub-adviser on February 25, 1997; recently, Ms. Crighton and Mark Bridgeman began sharing primary responsibility for the day-to-day management of the Fund with Mr. Troiano. Mr. Troiano has been chief executive of Schroder Capital since July 1997, and has been employed by various Schroder Group companies in the portfolio management area since 1988. He is currently chairman of Schroder Capital's emerging markets investment committee. Mr. Bridgeman has been a vice president and international fund manager of Schroder Capital since 1995. After joining Schroders in 1990, he worked in the Schroders U.K. Research Department as an Investment Analyst and then from 1992 until 1995 served in Schroders Australia as an Industrial Analyst and Fund Manager.


GLOBAL EQUITY FUND. GE Investment Management is the Fund's sub-adviser. Ralph R. Layman and Michael J. Solecki are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Layman has served in this capacity since the Fund's inception in 1991, and Mr. Solecki assumed his present responsibilities with respect to the Fund in 1997.

Mr. Layman is a Chartered Financial Analyst and an Executive Vice President and senior investment manager of GE Investment Management and General Electric Investment Corporation. From 1989 to 1991, Mr. Layman served as Executive Vice President, partner and portfolio manager of Northern Capital Management Co. Prior to 1989 when he joined Northern, he served as Vice President and portfolio manager of Templeton Investment Counsel, Inc., and Vice President of the Templeton Emerging Markets Fund.

Mr. Solecki is a Chartered Financial Analyst and is a Vice President of GE Investment Management and General Electric Investment Corporation. From 1992 to 1995, Mr. Solecki was a senior European analyst at GE Investment Management's London, England office. Prior to 1992, he was an international analyst with GE Investment Management.

GLOBAL INCOME FUND. Mitchell Hutchins is responsible for the day-to-day management of the Fund's investments. Stuart Waugh and William King are primarily responsible for the day-to-day portfolio management of the Fund. Mr. Waugh has been involved with the Fund since its inception, first as an analyst and then as portfolio manager since 1993. Mr. Waugh is a vice president of PaineWebber Investment Series and a managing director of Mitchell Hutchins responsible for global fixed income investments and currency trading. Mr. Waugh has been with Mitchell Hutchins since 1983. Mr. King joined Mitchell Hutchins in November 1995 and assumed his present responsibilities with respect to the Fund in 1997. Previously, he was at IBM Corporation where he was responsible for the management of IBM Pension Fund's global bond portfolio. Both Mr. Waugh and Mr. King are Chartered Financial Analysts.


Other members of Mitchell Hutchins' international fixed income group provide input on market outlook, interest rate forecasts and other considerations pertaining to global fixed income investments.

ABOUT THE INVESTMENT ADVISER


Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York 10019, is an asset management subsidiary of PaineWebber, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On January 31, 1998, Mitchell Hutchins was adviser or sub-adviser of 30 investment companies with 65 separate portfolios and aggregate assets of over $37.4 billion.


ABOUT THE SUB-ADVISERS

Schroder Capital, the sub-adviser to Asia Pacific Growth Fund and Emerging Markets Equity Fund, is located at 787 Seventh Avenue, New York, New York 10019. It is a wholly owned indirect subsidiary of Schroders plc, which is listed on the London Stock Exchange, and is the holding company parent of a large worldwide group of banks and financial services companies (referred to as the 'Schroder Group'), with associated companies, branch and representative offices

                             --------------------

                               Prospectus Page 43

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund


located in 23 countries worldwide. As of December 31, 1997, the investment management subsidiaries of the Schroder Group had approximately $175 billion in client assets under management. Schroder Capital, together with its United Kingdom affiliate Schroder Capital Management International Limited, had over $25 billion under management as of that date.

GE Investment Management, the sub-adviser to Global Equity Fund, is located at 3003 Summer Street, Stamford, Connecticut 06905 and is a wholly owned subsidiary of General Electric Company. GE Investment Management is a registered investment adviser, and its principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ('GEIC') also a registered investment adviser and a wholly owned subsidiary of General Electric Company. As of December 31, 1997, GE Investment Management and GEIC together provided investment management services to various institutional accounts with total assets in excess of $69 billion, of which more than $15.6 billion is invested in mutual funds.

MANAGEMENT FEES & OTHER EXPENSES

ASIA PACIFIC GROWTH FUND. The Fund pays Mitchell Hutchins a monthly fee for its services at the annual rate of 1.20% of its average daily net assets up to $100 million and 1.10% of its average daily net assets over $100 million.

Mitchell Hutchins (not the Fund) pays Schroder Capital a monthly fee for sub-advisory services at an annual rate of 0.65% of the Fund's average daily net assets up to $100 million and 0.55% of the Fund's average daily net assets over $100 million.

EMERGING MARKETS EQUITY FUND. The Fund is obligated to pay Mitchell Hutchins a monthly fee for its services at an annual rate of 1.20% of the Fund's average daily net assets. However, after giving effect to fee waivers, the effective annual rate actually paid by the Fund during the fiscal year ended October 31, 1997, was 0.78%. During that year, Mitchell Hutchins (not the Fund) paid Schroder Capital a fee for sub-advisory services at the annual rate of 0.70% of the Fund's average daily net assets.

GLOBAL EQUITY FUND. For the fiscal year ended October 31, 1997, Global Equity Fund paid advisory fees to Mitchell Hutchins at the annual rate of 0.85% of its average daily net assets. During that year, Mitchell Hutchins (not the Fund) paid GE Investment Management sub-advisory fees at the annual rate of 0.31% of the Fund's average daily net assets.

GLOBAL INCOME FUND. For the fiscal year ended October 31, 1997, Global Income Fund paid advisory fees to Mitchell Hutchins at the effective annual rate of 0.74% of its average daily net assets.

Each Fund incurs various other expenses in its operations, such as custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and shareholder meetings, fees and expenses relating to registration of its shares, taxes and governmental fees, fees and expenses of trustees, costs of obtaining insurance, expenses of printing and distributing shareholder materials, organizational expenses and extraordinary expenses, including costs or losses in any litigation.


DISTRIBUTION ARRANGEMENTS

Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. There is no distribution plan with respect to the Funds' Class Y shares. Under distribution plans for Class A, Class B and Class C shares ('Class A Plan,' 'Class B Plan' and 'Class C Plan,' collectively, 'Plans'), each Fund pays Mitchell Hutchins:

o Monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares.

o Monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares (0.50% for Class C shares of Global Income Fund).

Mitchell Hutchins uses the service fees under the Plans for Class A, B and C shares primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by PaineWebber clients. PaineWebber then compensates its investment executives for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

o Offset the commissions it pays to PaineWebber for selling each Fund's Class B and Class C shares, respectively.

o Offset each Fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

                              --------------------

                               Prospectus Page 44

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund


PaineWebber compensates investment executives when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from any of the Funds or investors at the time Class B or C shares are bought.

Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

The Plans and the related distribution contracts for Class A, Class B and Class C shares ('Distribution Contracts') specify that each Fund must pay service and distribution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the Funds. Annually, the board of each Fund reviews the Plans and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.

--------------------------------------------------------------------------------
                            DETERMINING THE SHARES'
                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of each Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) each Business Day. Each Fund's net asset value per share is determined by dividing the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of Fund shares outstanding.

Each Fund values its assets based on their current market value when market quotations are readily available. If market quotations are not readily available, assets are valued at fair value as determined in good faith by or under the direction of each Fund's board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rates. It should be recognized that judgment plays a greater role in valuing thinly traded securities and lower-rated debt securities in which a Fund may invest, because there is less reliable, objective data available.

--------------------------------------------------------------------------------
                               DIVIDENDS & TAXES
--------------------------------------------------------------------------------

DIVIDENDS

Asia Pacific Growth Fund, Emerging Markets Equity Fund and Global Equity Fund each pays an annual dividend from its net investment income, net short-term capital gains and net realized gains from foreign currency transactions, if any. Global Income Fund declares monthly dividends from its net investment income, which may be accompanied by distributions of net realized short-term capital gains and foreign currency gains. Although Global Income Fund will not, in any month, distribute more than the amount of such income and gains then available for distribution, capital losses and/or foreign currency losses realized later in the same fiscal year may convert a portion of such a distribution to a nontaxable return of capital. Each Fund also distributes annually substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any. In the case of Global Income Fund, that distribution is
                              --------------------

                               Prospectus Page 45

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund


accompanied by any undistributed net realized short-term capital gains and foreign currency gains. The Funds may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed income and capital gains.

Dividends and other distributions paid on each class of shares of a Fund are calculated at the same time and in the same manner. Dividends on Class A, Class B and Class C shares of a Fund are expected to be lower than those on its Class Y shares because the other shares have higher expenses resulting from their service fees and, in the case of Class B and Class C shares, their distribution fees. Dividends on Class B and Class C shares of a Fund are expected to be lower than those on its Class A shares because Class B and Class C shares have higher expenses resulting from their distribution fees. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. See 'General Information.'

The Funds' dividends and other distributions are paid in additional Fund shares of the same class at net asset value, unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and other distributions in cash, either mailed to them by check or credited to their PaineWebber accounts, should contact their investment executives at PaineWebber or one of its correspondent firms or complete the appropriate section of the account application. For PW SIP participants, each Fund's Class Y dividends and other distributions are paid in additional Class Y shares at net asset value unless the Transfer Agent is instructed otherwise.

TAXES

Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will not have to pay federal income tax on that part of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders.


Dividends from each Fund's investment company taxable income (whether paid in cash or additional shares) are generally taxable to its shareholders as ordinary income. Distributions of each Fund's net capital gain (whether paid in cash or additional shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a non-corporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on securities held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on securities held for more than 18 months. Pursuant to an Internal Revenue Service notice, each Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and its shareholders must treat those portions accordingly. Shareholders not subject to tax on their income generally will not be required to pay tax on distributions.

YEAR-END TAX REPORTING

Following the end of each calendar year, each Fund notifies its shareholders of the amounts of dividends and capital gain distributions paid (or deemed paid) for that year, their share of any foreign taxes paid by the Fund that year and any portion of those dividends that qualifies for special treatment. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain indicated above.

BACKUP WITHHOLDING

Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

A shareholder's sale (redemption) of shares may result in a taxable gain or loss. This depends upon whether the shareholder receives more or less than his or her adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of any Fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if a Fund's shares are bought within 30 days before or after selling other shares of the Fund (regardless of class) at a loss, all or

                              --------------------

                               Prospectus Page 46

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.


SPECIAL TAX RULES
FOR CLASS A SHAREHOLDERS

Special tax rules apply when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of a PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount will increase the basis of the PaineWebber mutual fund shares subsequently acquired.

No gain or loss will be recognized by a shareholder as a result of a conversion from Class B shares into Class A shares.

                                    * * * *


The foregoing only summarizes some of the important federal income tax considerations affecting the Funds and their shareholders; see the Statement of Additional Information for a further discussion. Prospective shareholders are urged to consult their tax advisers.


--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION

ASIA PACIFIC GROWTH FUND

Asia Pacific Growth Fund is a diversified series of PaineWebber Managed Investments Trust ('Managed Trust'), an open-end management investment company that was organized on November 21, 1986 as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value of $0.001 per share. Shares of five other series have been authorized.

EMERGING MARKETS EQUITY FUND

Emerging Markets Equity Fund is a diversified series of PaineWebber Investment Trust II, an open-end management investment company that was organized on August

10, 1992 as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value of $0.001 per share.

GLOBAL EQUITY FUND

Global Equity Fund is a diversified series of PaineWebber Investment Trust ('Investment Trust'), an open-end management investment company that was organized on March 28, 1991 as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value of $0.001 per share. Shares of one other series have been authorized.

GLOBAL INCOME FUND

Global Income Fund is a non-diversified series of PaineWebber Investment Series, an open-end management investment company that was organized on December 22, 1986 as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, with a par value of $0.001 per share.

SHARES

The shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Y shares. A share of each class represents an identical interest in the respective Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes.

Each share of each Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. However,

                              --------------------

                               Prospectus Page 47

                         ------------------------------

                                  PaineWebber

Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

due to the differing expenses of the classes, dividends on Class A, B, C and Y shares will differ.

Although each Fund is offering only its own shares, it is possible that a Fund might become liable for a misstatement in this Prospectus about another Fund.

The board of each Fund has considered this factor in approving the use of a single, combined Prospectus.

VOTING RIGHTS

Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of any Fund (or Investment Trust or Managed Trust, which each have more than one series) may elect all of the board members of that Fund or of Investment Trust or Managed Trust. The shares of a Fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters affecting only that class, such as the terms of a Plan as it relates to the class. The shares of each series of Investment Trust and Managed Trust will be voted separately, except when an aggregate vote of all the series is required by law.

SHAREHOLDER MEETINGS

The Funds do not hold annual meetings.

Shareholders of record of no less than two-thirds of the outstanding shares of Managed Trust or Global Income Fund or shareholders of a majority of the outstanding shares of Investment Trust or Emerging Markets Equity Fund may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of Investment Trust, Managed Trust or a Fund.

REPORTS TO SHAREHOLDERS

Each Fund sends its shareholders audited annual and unaudited semiannual reports, each of which includes a list of the investment securities held by the Fund as of the end of the period covered by the report. The Statement of Additional Information, which is incorporated herein by reference, is available to shareholders upon request.

CUSTODIAN & RECORDKEEPING AGENT; TRANSFER & DIVIDEND AGENT

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for Asia Pacific Growth Fund, Emerging Markets Equity Fund and Global Equity Fund and employs foreign sub-custodians approved by the respective boards in accordance with applicable requirements under the 1940 Act to provide custody of the Funds' foreign assets. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian for Global Income Fund and employs foreign sub-custodians approved by the Fund's board in accordance with those same requirements to provide custody of the Fund's foreign assets. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as each Fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

                              --------------------
                               Prospectus Page 48

                     [This page intentionally left blank]

                         ------------------------------

                      PAINEWEBBER ASIA PACIFIC GROWTH FUND
                    PAINEWEBBER EMERGING MARKETS EQUITY FUND
                         PAINEWEBBER GLOBAL EQUITY FUND
                         PAINEWEBBER GLOBAL INCOME FUND

                          PROSPECTUS -- MARCH 1, 1998
                         ------------------------------


/ / PAINEWEBBER BOND FUNDS
    High Income Fund
    Investment Grade Income Fund
    Low Duration U.S. Government
      Income Fund
    Strategic Income Fund
    U.S. Government Income Fund

/ / PAINEWEBBER TAX-FREE BOND FUNDS
    California Tax-Free Income Fund
    Municipal High Income Fund
    National Tax-Free Income Fund
    New York Tax-Free Income Fund

/ / PAINEWEBBER ASSET
    ALLOCATION FUNDS
    Balanced Fund
    Tactical Allocation Fund

/ / PAINEWEBBER STOCK FUNDS
    Capital Appreciation Fund
    Financial Services Growth Fund
    Growth Fund
    Growth and Income Fund
    Small Cap Fund
    S&P 500 Index Fund
    Utility Income Fund

/ / PAINEWEBBER GLOBAL FUNDS
    Asia Pacific Growth Fund
    Emerging Markets Equity Fund
    Global Equity Fund
    Global Income Fund

/ / PAINEWEBBER MONEY MARKET FUND


/ / MITCHELL HUTCHINS PORTFOLIOS
    Aggressive Portfolio
    Moderate Portfolio
    Conservative Portfolio



A prospectus containing more complete information for any of these funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Please read it carefully before investing. It is important you have all the information you need to make a sound investment decision.

(Copyright) 1998 PaineWebber Incorporated

                              --------------------